As filed with the Securities and Exchange Commission on December 29, 2021
1933 Act Registration File No. 333-261355

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.	1	[X]
Post-Effective Amendment No.		[ ]

TOTAL FUND SOLUTION
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 287-3338

Elaine E. Richards
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Fabio Battaglia, III, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103-7018
(215) 564-8077

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest, with no par value, of Cromwell CenterSquare Real Estate Fund.

The Registrant hereby amends the Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

AMG Managers CenterSquare Real Estate Fund
a series of AMG Funds I
680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

January 3, 2022
Dear Shareholder:
On behalf of the Board of Trustees of AMG Funds I (“AMG Funds I”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the AMG Managers CenterSquare Real Estate Fund (the “Target Fund”), a series of AMG Funds I, on February 10, 2022, at 3:00 p.m. Eastern Time. In light of the COVID-19 pandemic, the Special Meeting will be a virtual meeting held via telephone only.
As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus (the “Proxy Statement”), at the Special Meeting, the shareholders of the Target Fund will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Fund into Cromwell CenterSquare Real Estate Fund (the “Acquiring Fund”), which is a newly created series of Total Fund Solution (“TFS”) (the “Reorganization”). Upon shareholder approval and effectiveness of the Plan, you will receive shares of the Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund. Importantly, approval of the Reorganization will not result in any increase in shareholder fees or expenses.

If the Reorganization is not approved by shareholders, the Target Fund will continue operating as a series of AMG Funds I, and the Board of Trustees of AMG Funds I will consider alternatives for the Target Fund including soliciting approval of a new proposal or the liquidation of the Target Fund.

The Acquiring Fund will be managed by Cromwell Investment Advisors, LLC (“Cromwell”), whereas the Target Fund is managed by AMG Funds LLC (“AMGF”). Although Cromwell will serve as the investment adviser to the Acquiring Fund, CenterSquare Investment Management LLC, the current investment sub-adviser to the Target Fund, will continue to serve as the investment sub-adviser to the Acquiring Fund and be responsible for day-to-day management of the Acquiring Fund’s portfolio. The Acquiring Fund has the same investment objective and materially identical investment strategies, policies, and risks as the Target Fund. Additional information about the Acquiring Fund is included in the enclosed Proxy Statement, including Appendix D thereto, and the Statement of Additional Information related to the Proxy Statement.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the Target Fund at the time of the Reorganization. Shares will be exchanged as follows:

AMG Funds I		Total Fund Solution
AMG Managers CenterSquare Real Estate Fund		Cromwell CenterSquare Real Estate Fund
Class N Shares	à	Investor Class Shares
Class I Shares	à	Institutional Class Shares
Class Z Shares	à	Class Z Shares

YOUR VOTE IS IMPORTANT.
The Board of Trustees of AMG Funds I believes that the proposed Reorganization is in the best interests of Target Fund shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to the Target Fund.

You can vote in one of four ways:
•By mail with the enclosed proxy card;
•By internet through the website listed in the proxy voting instructions;
•By automated touch tone using the toll-free number listed in the proxy voting instructions; or
•At the special telephonic shareholder meeting on February 10, 2022.
Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote.
Your vote is very important to us. Thank you for your response and for your continued investment in the AMG Managers CenterSquare Real Estate Fund.
Respectfully,

Keitha L. Kinne
President
AMG Funds I

AMG Managers CenterSquare Real Estate Fund
a series of AMG Funds I
680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD February 10, 2022

To the Shareholders of the AMG Managers CenterSquare Real Estate Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the AMG Managers CenterSquare Real Estate Fund (the “Target Fund”), a series of AMG Funds I, is to be held on February 10, 2022 at 3:00 p.m. Eastern Time. In light of the COVID-19 pandemic, the Special Meeting will be a virtual meeting held via telephone only.

At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote on the following proposals:

1.To approve the Agreement and Plan of Reorganization, which has been approved by the AMG Funds I Board of Trustees, which provides for the reorganization of the Target Fund, a series of AMG Funds I, into the Cromwell CenterSquare Real Estate Fund, a newly created series of Total Fund Solution (the “Reorganization”); and

2.To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Fund as of the close of business on December 10, 2021, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Reorganization are not obtained, the chairman of the Special Meeting may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals.

If you wish to attend the Special Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG Managers CenterSquare Real Estate Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent to you, allowing you to call into the Special Meeting. We encourage you to vote your shares prior to the Special Meeting.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at https://vote.proxyonline.com/AMG/docs/AMGMCREF.pdf. On this webpage, you also will be able to access the Target Fund’s Prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of AMG Funds I,

Mark J. Duggan
Secretary
January 3, 2022

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, by the internet, and by automated touch tone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Reorganization.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touch tone: The toll-free number for automated touch tone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the Special Meeting and wish to vote your shares at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting at the Special Meeting. In light of the COVID-19 pandemic, the Special Meeting will be a virtual meeting held via telephone only. If you wish to attend the Special Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG Managers CenterSquare Real Estate Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent to you, allowing you to call into the Special Meeting. We encourage you to vote your shares prior to the Special Meeting.

AMG Managers CenterSquare Real Estate Fund
a series of AMG Funds I
680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

QUESTIONS AND ANSWERS
Dated: January 3, 2022

Question: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the AMG Managers CenterSquare Real Estate Fund (the “Target Fund”), a series of AMG Funds I (“AMG Funds I”), and a prospectus for the Cromwell CenterSquare Real Estate Fund (the “Acquiring Fund”), a newly created series of Total Fund Solution (“TFS”). (The Target Fund and the Acquiring Fund may each be referred to as a “Fund”, or, together, the “Funds”). The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Target Fund to approve the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization between AMG Funds I and TFS (the “Plan”), a form of which is attached to the Proxy Statement as Appendix A (the “Proposal”), and (2) provide information regarding the shares of the Acquiring Fund. Approval by the shareholders of the Target Fund is required to effect the Reorganization. If the shareholders of the Target Fund do not approve the Proposal, then the Reorganization will not be implemented and the Board of Trustees of AMG Funds I (the “AMG Funds I Board”) will consider what further actions to take.

The Proxy Statement contains information that you should know before voting on the Reorganization, including additional information about the Acquiring Fund in Appendix D and the Statement of Additional Information related to the Proxy Statement. The Proxy Statement should be retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund. AMG Funds LLC (“AMGF”), the investment adviser to the Target Fund, recommends that the Target Fund be reorganized with and into the Acquiring Fund. If the Reorganization is approved by Target Fund shareholders, Cromwell Investment Advisors, LLC (“Cromwell”) will serve as the investment adviser to the Acquiring Fund and CenterSquare Investment Management LLC (“CenterSquare”), the current investment sub-adviser to the Target Fund, will continue to serve as the sub-adviser to the Acquiring Fund and be responsible for day-to-day management of the Acquiring Fund’s portfolio. AMGF’s recommendation was made to enable the Target Fund to benefit from the personnel, experience and resources of Cromwell. CenterSquare believes that the Reorganization has the potential to benefit shareholders by (i) providing the Acquiring Fund with the opportunity to realize operational and administrative efficiencies that may result from being managed on the same platform as other mutual funds that will be advised by Cromwell; and (ii) creating economies of scale by leveraging a unified distribution approach with other mutual funds that will be advised by Cromwell. After careful consideration, upon the recommendation of AMGF, the AMG Funds I Board approved the Plan providing for the reorganization of the Target Fund into the Acquiring Fund as a new series of TFS.

Question: How will the Reorganization work?

Answer: To reorganize the Target Fund into a series of TFS, an investment company with materially identical investment policies and strategies, referred to as the “Acquiring Fund,” has been created as a new series of TFS. The Acquiring Fund is newly organized and has no assets or liabilities. If shareholders of the Target Fund approve the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund with a value equal to the aggregate net asset value of the Target Fund’s shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Proxy Statement for a detailed explanation of the Proposal. If the Plan is approved by shareholders of the Target Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about March 7, 2022.

Question: How will the Reorganization affect me as a shareholder?

Answer: You will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of your shares of the Target Fund held immediately prior to the Reorganization.

Question: Who will manage the Acquiring Fund?
Answer: The Reorganization will shift management responsibility from AMGF to Cromwell, the investment adviser of the Acquiring Fund. Cromwell is an investment adviser registered with the Securities and Exchange Commission that was recently formed in July 2021 and is dedicated to managing mutual funds. CenterSquare serves as the sub-adviser to the Target Fund and will continue to serve as the sub-adviser to the Acquiring Fund. Dean Frankel and Eric Rothman are the current portfolio managers for the Target Fund, and will also be the portfolio managers of the Acquiring Fund. AMG Funds I and the Target Fund are not affiliated with Cromwell, TFS, or the Acquiring Fund.

Question: Will there be changes to the Board of Trustees and service providers for the Acquiring Fund?

Answer: Yes, AMG Funds I and TFS have different Boards of Trustees, legal counsel, independent registered public accounting firms, distributors, fund accountants, transfer agents, and custodians as set forth in the table below.

	Target Fund	Acquiring Fund
Administrator	AMG Funds LLC	U.S. Bancorp Fund Services, LLC
Fund Accountant	The Bank of New York Mellon	U.S. Bancorp Fund Services, LLC
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.	U.S. Bancorp Fund Services, LLC
Custodian	The Bank of New York Mellon	U.S. Bank National Association
Distributor and Principal Underwriter	AMG Distributors, Inc.	Foreside Fund Services, LLC
Auditor	PricewaterhouseCoopers LLP	BBD, LLP
Legal Counsel	Ropes & Gray LLP	Stradley Ronon Stevens & Young LLP
Question: Will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer: The management fee paid by the Target Fund and the Acquiring Fund is not changing. However, the Acquiring Fund’s other operating expenses (“Other Expenses”) are expected to be lower than the other operating expenses of the Target Fund. Therefore, the net expense ratio for the Acquiring Fund is expected to be lower than that of the Target Fund.

The total annual fund operating expenses (after fee waivers and expense reimbursement) for the Target Fund’s Class N shares are 1.12% per annum of the Target Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for the Target Fund’s Class I shares are 0.99% per annum of the Target Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for the Target Fund’s Class Z shares are 0.87% per annum of the Target Fund’s average daily net assets.

The estimated total annual fund operating expenses (after fee waivers and expense reimbursement) for the Acquiring Fund’s Investor Class shares (formerly Class N shares of the Target Fund) are expected to be 1.03% per annum of the Acquiring Fund’s average daily net assets. The estimated total annual fund operating expenses (after fee waivers and expense reimbursement) for the Acquiring Fund’s Institutional Class shares (formerly Class I shares of the Target Fund) are expected to be 0.90% per annum of the Acquiring Fund’s average daily net assets. The estimated total annual fund operating expenses (after fee waivers and expense reimbursement) for the Acquiring Fund’s Class Z shares (formerly Class Z shares of the Target Fund) are expected to be 0.78% per annum of the Acquiring Fund’s average daily net assets.

AMGF has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Target Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Target Fund to the annual rate of 0.87% of the Target Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Target Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by AMGF, AMGF may recover such amounts from the Target Fund, provided that such repayment would not cause the Target Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Target Fund. The contractual expense limitation may only be terminated in the event AMGF or a successor ceases to be the investment adviser of the Target Fund or a successor fund, by mutual agreement between AMGF and the AMG Funds I Board or in the event of the Target Fund’s liquidation unless the Target Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Target Fund.

The Acquiring Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, Cromwell has agreed to waive its management fees and/or reimburse the Acquiring Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, extraordinary expenses, shareholder servicing fees and other class-specific expenses) do not exceed 1.12%, 1.02% and 0.87% of average daily net assets for the Investor Class, Institutional Class and Class Z shares, respectively, through at least March 7, 2024. The operating expense limitation agreement can be terminated only by, or with the consent of, TFS’s Board of Trustees (the “Board of Trustees”). Cromwell may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Acquiring Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Question: How do the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund compare?

Answer: The Target Fund and the Acquiring Fund have the same investment objective and materially identical principal investment strategies. The Proxy Statement describes the investment objective and principal investment strategies of the Target Fund and the Acquiring Fund.

Question: Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

Answer: Although the number of shares of the Acquiring Fund you receive may differ from the number of Target Fund shares you hold, in exchange for your shares of the Target Fund, you will receive shares of the Acquiring Fund equal in value to the net asset value of your Target Fund shares immediately prior to the Reorganization.

Question: Will the Reorganization result in any taxes?

Answer: The Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. Accordingly, it is expected that the Target Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. At any time up to and including the last business day before the Reorganization, Target Fund shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes. For more detailed information about the tax consequences of the Reorganization please refer to the “Federal Income Tax Consequences of the Reorganization” section below. Shareholders of the Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.

Question: Will my basis change as a result of the Reorganization?

Answer: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares you receive in the Reorganization will be the same as the basis of your Target Fund shares you held immediately before the Reorganization.

Question: Will I be charged a commission or other fee as a result of the Reorganization?

Answer: No, there will not be any commission or other transactional fees imposed on shareholders in connection with the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: How does the AMG Funds I Board recommend that I vote?

Answer: After careful consideration and upon the recommendation of AMGF, the AMG Funds I Board unanimously recommends that shareholders vote “FOR” the Proposal to approve the Plan.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: The Target Fund and the Target Fund shareholders will not pay any expenses related to the Reorganization. AMGF and Cromwell will bear all expenses relating to the Reorganization, including the costs relating to the Special Meeting and Proxy Statement.

Question: Will the Reorganization affect my ability to buy and sell shares?

Answer: No. You may continue to make additional purchases or sales of the Target Fund shares through your financial intermediary up to and including the business day prior to the Reorganization, which is anticipated to be on or about March 7, 2022. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved, your Target Fund shares will automatically be converted to Acquiring Fund shares.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the Target Fund do not approve the Plan, then the Target Fund will not be reorganized into the Acquiring Fund and will continue to operate as a series of AMG Funds I. The AMG Funds I Board will consider further actions to take.

Question: How do I vote my shares?

Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Questions and Answers section.

Question: Who do I call if I have questions?

Answer: If you have questions about the Reorganization, Proposal or the Proxy Card, please do not hesitate to call AST Fund Solutions at (877) 478-5042.

COMBINED PROXY STATEMENT AND PROSPECTUS
January 3, 2022
For the Reorganization of

AMG Managers CenterSquare Real Estate Fund
a series of AMG Funds I
680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
800-548-4539
Into

Cromwell CenterSquare Real Estate Fund
a series of Total Fund Solution
615 East Michigan Street, Milwaukee, Wisconsin 53202
1-855-625-7333

_________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of AMG Funds I (“AMG Funds I”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I (the “Target Fund”), on February 10, 2022 at 3:00 p.m. Eastern Time. In light of the COVID-19 pandemic, the Special Meeting will be a virtual meeting held via telephone only. At the Special Meeting, shareholders of the Target Fund will be asked to consider and vote on the following proposals (the “Proposal”):

Proposal 1:
To approve the Agreement and Plan of Reorganization (the “Plan”) approved by the Board of AMG Funds I, which provides for the reorganization of the Target Fund into the Cromwell CenterSquare Real Estate Fund (the “Acquiring Fund”), a newly created series of Total Fund Solution (“TFS”) (the “Reorganization”).

Proposal 2:	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.
After careful consideration and upon the recommendation of AMG Funds LLC (“AMGF”), the Target Fund’s investment adviser, the Board unanimously recommends that shareholders vote “FOR” the Proposal.
The Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest (“shares”) of the Acquiring Fund as set forth in the chart below and the Acquiring Fund’s assumption of the Target Fund’s liabilities. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. After the Reorganization, shareholders will no longer be shareholders of the Target Fund, but will become shareholders of the Acquiring Fund.
Shares will be exchanged as follows:

Target Fund		Acquiring Fund
Class N Shares	à	Investor Class Shares
Class I Shares	à	Institutional Class Shares
Class Z Shares	à	Class Z Shares
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

This Proxy Statement sets forth concisely the information you should know before voting on the Proposal. You should read it and keep it for future reference.
The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement:
•the Statement of Additional Information dated January 3, 2022 relating to this Proxy Statement (the “Proxy Statement SAI”);
•the Prospectus of the Target Fund, dated May 1, 2021, as may be amended and supplemented (the “Target Fund Prospectus”) (File Nos. 033-44909 and 811-06520);
•the Statement of Additional Information of the Target Fund, dated May 1, 2021, as may be amended and supplemented (the “Target Fund SAI”) (File Nos. 033-44909 and 811-06520); and
•the Annual Report for the Target Fund for the fiscal year ended December 31, 2020 (the “Target Fund Annual Report”) (File No. 811-06520).
•the Semi-Annual Report for the Target Fund for the fiscal period ended June 30, 2021 (the “Target Fund Semi-Annual Report”)
This Proxy Statement will be mailed on or about January 3, 2022 to shareholders of record of the Target Fund as of December 10, 2021.
The Target Fund is a registered open-end management investment company. The Target Fund Prospectus, the Target Fund Annual Report and the Target Fund Semi-Annual Report have previously been delivered to Target Fund shareholders. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available, is included in Appendix D to this Proxy Statement. The Acquiring Fund is newly-organized and currently has no assets or liabilities. The Acquiring Fund is an open-end management investment company that has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund. The Acquiring Fund will not commence operations until the date of the Reorganization.
Copies of the Target Fund Prospectus and Target Fund SAI are available upon request and without charge by calling the Target Fund at 800-548-4539, visiting www.amgfunds.com, or writing to the Target Fund, AMG Funds I, 680 Washington Boulevard, Suite 500, Stamford, CT 06901. Copies of documents relating to the Acquiring Fund, when available, may be obtained upon request and without charge by writing to the Acquiring Fund at c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (toll-free) at 1-855-625-7333 or visiting www.thecromwellfunds.com.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

AMG Managers CenterSquare Real Estate Fund
a series of AMG Funds I
680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
800-548-4539
into

Cromwell CenterSquare Real Estate Fund
a series of Total Fund Solution
615 East Michigan Street, Milwaukee, Wisconsin 53202
1-855-625-7333

January 3, 2022

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
OVERVIEW OF THE PROPOSED REORGANIZATION
The Board of AMG Funds I, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), proposes that shareholders of the Target Fund approve the Plan, pursuant to which the Target Fund will reorganize into the Acquiring Fund and each Target Fund shareholder will become a shareholder of the Acquiring Fund. A form of the Plan is attached to this Proxy Statement as Appendix A. The Board considered the Reorganization at a meeting held on November 2, 2021. Based upon the recommendation of AMGF, the Board’s evaluation of the terms of the Plan, and other relevant information presented to the Board in advance of and at the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all of the Trustees who are not “interested persons” of AMG Funds I under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund and its shareholders. See “Board Considerations” for a summary of the factors considered and conclusions drawn by the Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.
To reorganize the Target Fund into a series of Total Fund Solution (“TFS”), a fund with the same investment objective and materially identical principal investment strategies, the Acquiring Fund, which is named the “Cromwell CenterSquare Real Estate Fund,” has been created as a new series of TFS. If the shareholders of the Target Fund approve the Plan, the Reorganization will have these primary steps:
•All of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities;
•Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares received by the Target Fund pro rata to its shareholders in redemption of the outstanding shares of the Target Fund; and
•The Target Fund will be liquidated and terminated.
Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares to Target Fund shareholders, and the liquidation and termination of the Target Fund. The Target Fund will be the accounting survivor after the Reorganization. As a result of the Reorganization, existing shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization. No commission or other transaction fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.
The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. As a result, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. The Reorganization will not take place unless TFS and AMG Funds I receive an opinion from tax counsel to TFS confirming such tax treatment, which receipt is a non-waivable condition of the Reorganization.
EFFECT OF THE REORGANIZATION
The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund.
Certain basic information about the Target Fund and Acquiring Fund is provided in the table below. The Target Fund and Acquiring Fund are sometimes referred to together as the “Funds.”

	Target Fund	Acquiring Fund
Identity of Fund	AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I (an open-end management investment company registered with the SEC)	Cromwell CenterSquare Real Estate Fund, a series of Total Fund Solution (an open-end management investment company registered with the SEC)
Ticker Symbol	(MRASX) (MRESX) (MREZX)	Same following the Reorganization
Fiscal Year-End	December 31	Same
Form of Organization	A series of a Massachusetts business trust	A series of a Delaware statutory trust
Diversification Status	Non-diversified	Same

The Reorganization will shift management responsibility for the Target Fund from AMGF to Cromwell Investment Advisors, LLC (“Cromwell”) as investment adviser of the Acquiring Fund. CenterSquare Investment Management LLC (“CenterSquare” or the “Subadviser”) serves as the sub-adviser to the Target Fund and will continue to serve as the sub-adviser to the Acquiring Fund. Neither AMG Funds I nor AMGF is affiliated with TFS or Cromwell. The investment objective of the Acquiring Fund will be the same as that of the Target Fund, and the investment strategies of the Acquiring Fund will be materially identical to those of the Target Fund. The principal investment risks of the Acquiring Fund will also be materially identical to those of the Target Fund, except for the New Adviser Risk, Exchange-Traded Fund Risk and High Portfolio Turnover Rate Risk described under “Comparison of Principal Risks” below. The Acquiring Fund and the Target Fund are each non-diversified for purposes of the 1940 Act.

The Reorganization will not result in a change in the management fee currently paid by the Target Fund. The Target Fund pays AMGF a management fee on a monthly basis at the annual rate of 0.60% of the Target Fund’s average daily net assets. The Acquiring Fund will pay Cromwell a management fee on a monthly basis at the annual rate of 0.60% of the Acquiring Fund’s average daily net assets.

For the semi-annual period ended June 30, 2021 (annualized), the total annual fund operating expenses (after fee waivers and expense reimbursement) for the Target Fund’s Class N shares are 1.12% per annum of the Target Fund’s average daily net assets; for the Target Fund’s Class I shares are 0.99% per annum of the Target Fund’s average daily net assets; and for the Target Fund’s Class Z shares are 0.87% per annum of the Target Fund’s average daily net assets.

The estimated total annual fund operating expenses (after fee waivers and expense reimbursement) for the Acquiring Fund’s Investor Class shares (formerly Class N shares of the Target Fund) are expected to be 1.03% per annum of the Acquiring Fund’s average daily net assets. The estimated total annual fund operating expenses (after fee waivers and expense reimbursement) for the Acquiring Fund’s Institutional Class shares (formerly Class I shares of the Target Fund) are expected to be 0.90% per annum of the Acquiring Fund’s average daily net assets. The estimated total annual fund operating expenses (after fee waivers and expense reimbursement) for the Acquiring Fund’s Class Z shares (formerly Class Z shares of the Target Fund) are expected to be 0.78% per annum of the Acquiring Fund’s average daily net assets.

Shareholders will continue to be able to make additional purchases or sales of the Target Fund shares through their financial intermediary up to and including the business day prior to the Reorganization. If the Reorganization is approved, Target Fund shares will automatically be converted to Acquiring Fund shares.

SUMMARY COMPARISON OF THE FUNDS
Fees and Expenses
The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Fund after giving effect to the Reorganization. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Fund are based on operating expenses of the Target Fund for the fiscal period ended June 30, 2021 (annualized). Expenses for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Target Fund			Acquiring Fund (Pro Forma)
	Class N	Class I	Class Z	Investor Class	Institutional Class	Class Z
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	None	None	None	None	None
Other Expenses(1)	0.52%	0.39%	0.27%	0.43%	0.30%	0.18%
Total Annual Fund Operating Expenses(2)(3)	1.12%	0.99%	0.87%	1.03%	0.90%	0.78%
Less: Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	1.12%	0.99%	0.87%	1.03%	0.90%	0.78%
(1) Expense information for the Target Fund has been restated to reflect current fees. Other Expenses for the Acquiring Fund are based on estimated amounts for the current fiscal year.
(2) AMG Funds LLC (“AMGF”) has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Target Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Target Fund to the annual rate of 0.87% of the Target Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Target Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by AMGF, AMGF may recover such amounts from the Target Fund, provided that such repayment would not cause the Target Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Target Fund. The contractual expense limitation may only be terminated in the event AMGF or a successor ceases to be the investment manager of the Target Fund or a successor fund, by mutual agreement between AMGF and the AMG Funds I Board or in the event of the Target Fund’s liquidation unless the Target Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Target Fund.
(3) Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Acquiring Fund’s investment adviser (“Cromwell”), has agreed to waive its management fees and/or reimburse Acquiring Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 1.12%, 1.02% and 0.87% of average daily net assets for the Investor Class, Institutional Class and Class Z shares, respectively, through at least March 7, 2024. The operating expense limitation agreement can be terminated only by, or with the consent of, TFS’s Board of Trustees. Cromwell may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Acquiring Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund after giving effect to the Reorganization. The expenses used in the Example for the Target Fund are based on operating expenses of the Target Fund for the fiscal period ended June 30, 2021 (annualized). The expenses used in the Example for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the fiscal period ended June 30, 2021

(annualized), assuming the Reorganization had occurred prior to the start of the period. The Example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund
Class N	$114	$356	$617	$1,363
Class I	$101	$315	$547	$1,213
Class Z	$89	$278	$482	$1,073
Acquiring Fund (Pro Forma)
Investor Class	$105	$328	$569	$1,259
Institutional Class	$92	$287	$498	$1,108
Class Z	$80	$249	$433	$966

Fund Performance
The Acquiring Fund has no performance history, since it will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the financial statements and the performance history of the Target Fund.
The following performance information illustrates the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s performance compares to that of a broad-based securities market index and a specialized index reflecting the market in which the Target Fund primarily invests. As always, past performance of the Target Fund (before and after taxes) is not an indication of how it or the Acquiring Fund will perform in the future.

Effective February 27, 2017, outstanding Class S shares of the Target Fund (formerly shares of the Target Fund’s sole share class, which were reclassified and redesignated as Class S shares on October 1, 2016) were renamed Class N shares. To obtain updated performance information for the Target Fund, please visit www.amgfunds.com or call 800.548.4539.

Calendar Year Total Return for Class N Shares as of December 31
During the period of time shown in the bar chart, the Fund’s highest quarterly return for Class N shares was 15.48% for the quarter ended March 31, 2019, and the lowest quarterly return for Class N shares was -21.14% for the quarter ended March 31, 2020.

Average Annual Total Returns (for the Periods Ended December 31, 2020)
				Since Inception
	1 Year	5 Year	10 Years	(2/24/17)[1]
Class N Shares
Return Before Taxes	-2.61%	4.94%	8.61%	N/A
Return After Taxes on Distributions	-3.03%	3.03%	6.80%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-1.48%	3.30%	6.42%	N/A
Class I Shares
Return Before Taxes	-2.47%	N/A	N/A	4.05%
Class Z Shares
Return Before Taxes	-2.34%	N/A	N/A	4.16%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses or taxes)	-11.20%	3.00%	7.56%	1.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	14.97%
1 Class I, Class Z and Index performance shown reflects performance since the inception date of the Target Fund’s Class I and Class Z shares on February 24, 2017.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Class N shares only and after-tax returns for the other classes will vary. Class N shares will become Investor Class shares after the Reorganization.
Comparison of Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. Because the Acquiring Fund is newly organized, no portfolio turnover data is available. For the fiscal year ended December 31, 2020, the Target Fund’s portfolio turnover rate was 131% of the average value of its portfolio.
Comparison of Principal Investment Objectives, Strategies, and Policies
The Target Fund and the Acquiring Fund have the same investment objective and materially identical investment strategies, which are presented below. The investment objective of each Fund is not a fundamental policy and thus may be changed without notice or shareholder approval, although there is no present intention to do so.
The Acquiring Fund has been created as a new series of TFS solely for the purpose of acquiring the Target Fund’s assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganization. The Target Fund and the Acquiring Fund have identical investment objectives and materially identical investment strategies. If the Reorganization is approved, all of the Target Fund’s assets will be transferred to and held by the Acquiring Fund immediately following the Reorganization.

Target Fund	Acquiring Fund

Investment Objective
The investment objective of the Fund is to achieve a combination of income and long-term capital appreciation.	Identical

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”).
Identical

For purposes of the Fund’s investment policies, CenterSquare Investment Management LLC (“CenterSquare” or the “Subadviser”) considers a company to be principally engaged in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of its assets invested in residential, commercial or industrial real estate. The Fund invests primarily in REITs (mainly equity REITs) and equity securities.	Identical

The Fund may invest in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization companies. The Fund also may invest in initial public offerings (“IPOs”).
The Fund may invest in companies representing a broad range of market capitalizations, which generally may include large-, mid-, and small-capitalization companies. The Fund also may invest in initial public offerings (“IPOs”) and exchange-traded funds (“ETFs”).

The Fund is non-diversified and may hold a greater percentage of its assets in securities of a single issuer or a smaller number of issuers than a diversified fund.	Identical

CenterSquare applies fundamental investment research techniques when deciding which securities to buy or sell. Typically, CenterSquare:	Identical
— Monitors factors such as real estate trends and industry fundamentals of real estate sectors including office, apartment, retail, hotel, and industrial.	Identical
— Selects stocks by evaluating each company’s real estate value, quality of its assets, and management record for improving earnings and increasing asset value relative to other publicly traded real estate companies.	Identical
— Sells all or part of the Fund’s holdings in a particular security if: the security appreciates to a premium relative to other real estate companies or the anticipated return is not sufficient compared with the risk of continued ownership.	Identical

The Fund may invest in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.	Revised. While there is no material difference in the Acquiring Fund’s investment strategy compared to the Target Fund’s investment strategy, reference to the Fund’s investments in ETFs has been relocated in the Prospectus, so that it is clearly part of the Fund’s Principal Investment Strategies (see above). Corresponding risk disclosure has been added below.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.	Identical

Comparison of Principal Risks
The principal risks of investing in the Acquiring Fund are discussed below. Except for the New Adviser Risk, Exchange-Traded Fund Risk and High Portfolio Turnover Rate Risk described below, the principal risks of the Acquiring Fund and the Target Fund are the same because the principal investment strategies of the Funds are materially identical, although the disclosure of those risks may vary between the Funds.

The value of your investment in the Acquiring Fund will fluctuate, which means you could lose money.

The following risks apply to both the Target Fund and the Acquiring Fund:
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. REITs also depend generally on their ability to generate cash flow to make distributions to shareholders or unit-holders and are subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
IPO Risk—the prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak, or in response to events that affect particular industries or companies.

Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its bench-marks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Changing Distribution Level Risk—the Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small-or mid-capitalization companies.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
In addition, the following risks apply to only the Acquiring Fund:
New Adviser Risk—The Fund’s adviser is a newly organized investment adviser and has no operating history or performance track record.

High Portfolio Turnover Rate Risk—The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.
Exchange-Traded Fund Risk—The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained due to a limited number of market makers or Authorized Participants; and (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in securities prices) halts trading generally.

Comparison of Funds’ Investment Restrictions
The investment restrictions adopted by the Target Fund and the Acquiring Fund as fundamental investment restrictions (i.e., cannot be changed by either Fund’s Board of Trustees without affirmative shareholder approval) are materially identical. A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. The investment restrictions adopted by the Target Fund and the Acquiring Fund as non-fundamental investment restrictions are materially identical. A non-fundamental restriction may be changed by a Fund’s Board of Trustees without shareholder approval.

A comparison of the Target Fund’s and the Acquiring Fund’s fundamental and non-fundamental investment restrictions is set forth below. The Target Fund’s fundamental and non-fundamental investment restrictions are also summarized under the section entitled “Investment Restrictions” in the Target Fund SAI, which is incorporated by reference into this Proxy Statement. The Acquiring Fund’s fundamental and non-fundamental investment restrictions, as well as the Acquiring Fund’s interpretations of those restrictions, are also described in the Proxy Statement SAI.

Fundamental Investment Restrictions
Target Fund	Acquiring Fund
The Fund:
(1) May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.	Same.
(2) May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.	Same.
(3) May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.	Same.
(4) May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.	Same.
(5) May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.	Same.
(6) May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.	Same.
(7) Will concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations. The Fund will concentrate investments in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts.	Same.
Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.
Same.

Non-Fundamental Investment Restrictions
Target Fund	Acquiring Fund
The Fund may not (except as noted):
(1) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts;	Same.
(2) Make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.”	Same.

Management Comparisons
Boards of Trustees
Overall responsibility for oversight of AMG Funds I rests with its Board (the “AMG Funds I Board”). The AMG Funds I Board is responsible for overseeing AMGF, CenterSquare and other service providers in the operations of AMG Funds I in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and AMG Funds I’s governing documents. The AMG Funds I Board currently has nine Trustees, two of whom are “interested persons,” as that term is defined under the 1940 Act, of AMG Funds I. A list of the Trustees and officers of AMG Funds I, and their present positions and principal occupations, is provided under “Trustees and Officers” in the Target Fund SAI, which is incorporated by reference into this Proxy Statement.
Overall responsibility for oversight of TFS rests with its Board of Trustees (the “TFS Board”). The TFS Board is responsible for overseeing Cromwell, CenterSquare and other service providers in the operations of TFS in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and TFS’s governing documents. TFS currently has four Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act, of TFS. A list of the Trustees and officers of TFS, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement SAI.
Investment Advisers and Sub-Adviser
AMG Funds LLC, located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, is an investment adviser registered with the SEC and serves as the investment adviser to the Target Fund. AMGF also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Target Fund to operate, subject to the oversight of the AMG Funds I Board. CenterSquare, located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, serves as sub-adviser for the Target Fund.

Cromwell Investment Advisors, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286, is an investment adviser registered with the SEC and will serve as the investment adviser to the Acquiring Fund. Cromwell also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Acquiring Fund to operate, subject to the oversight of the TFS Board. CenterSquare will continue to serve as sub-adviser for the Acquiring Fund.
Section 15(f) of the 1940 Act
Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, at least seventy-five percent (75%) of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto. The Board of Trustees of the Acquiring Fund will satisfy the first condition at the time of the Reorganization. Cromwell has agreed not to take any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in connection with the Reorganization.

Portfolio Managers
The following portfolio managers are jointly and/or primarily responsible for the day-to-day management of the Funds:

Target Fund	Acquiring Fund
Dean Frankel, CFA® Managing Director, Head of Real Estate Securities, CenterSquare; Portfolio Manager of the Target Fund since March 2004	Dean Frankel, CFA® Managing Director, Head of Real Estate Securities, CenterSquare; Portfolio Manager of the Acquiring Fund and Target Fund since March 2004
Eric Rothman, CFA® Portfolio Manager, CenterSquare; Portfolio Manager of the Target Fund since November 2006	Eric Rothman, CFA® Portfolio Manager, CenterSquare; Portfolio Manager of the Acquiring Fund and Target Fund since November 2006

Mr. Frankel has served as co-manager of the Target Fund since March 2004. Mr. Frankel is Managing Director and Head of Real Estate Securities of CenterSquare. He is responsible for management of the firm’s proprietary research process. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the real estate securities portfolios. Prior to joining CenterSquare in 1997, Mr. Frankel ran a retail distribution business. Mr. Frankel received a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business. He is a CFA® charterholder and member of the CFA® Institute.

Mr. Rothman has served as co-manager of the Target Fund since November 2006. Mr. Rothman joined CenterSquare in 2006 and is a Portfolio Manager for CenterSquare’s real estate securities group. He is responsible for market research, sector allocations, and financial modeling across the U.S. real estate securities universe. Mr. Rothman also manages a REIT preferred stock separate account mandate. He has over twenty years of REIT and real estate investment experience. Prior to joining CenterSquare, Mr. Rothman spent more than six years as a sell-side REIT analyst at Wachovia Securities and three years as an analyst at AEW Capital Management, LP. Mr. Rothman graduated cum laude from Boston University with a B.A. in Economics, International Relations and French. He is a CFA® charterholder and member of the CFA® Institute.

The Target Fund SAI, which is incorporated by reference into this Proxy Statement, and the Proxy Statement SAI provide additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Target Fund.

Investment Advisory Fees
Pursuant to an advisory agreement between AMG Funds I, on behalf of the Target Fund, and AMGF (the “AMGF Advisory Agreement”), the Target Fund pays AMGF a management fee for the services and facilities it provides payable on a monthly basis at an annual rate of 0.60% of the Target Fund’s average daily net assets.
Pursuant to an investment advisory agreement between TFS, on behalf of the Acquiring Fund, and Cromwell (the “Cromwell Advisory Agreement”), the Acquiring Fund will pay Cromwell an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rate of 0.60% of the Acquiring Fund’s average daily net assets.
A discussion regarding the basis for the AMG Funds I Board’s approval of the Advisory Agreement with respect to the Target Fund is available in the Target Fund’s Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2021. A discussion regarding the basis for the TFS Board’s approval of the TFS Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Fund’s first semi-annual or annual report to shareholders following the Reorganization.
Operating Expense Limitation Agreements

AMGF has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Target Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Target Fund to the annual rate of 0.87% of the Target Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Target Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by AMGF, AMGF may recover such amounts from the Target Fund, provided that such repayment would not cause the Target Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Target Fund. The contractual expense limitation may only be terminated in the event AMGF or a successor ceases to be the investment adviser of the Target Fund or a successor fund, by mutual agreement between AMGF and the AMG Funds I Board or in the event of the Target Fund’s liquidation unless the Target Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Target Fund.

The Acquiring Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, Cromwell has agreed to waive its management fees and/or reimburse the Acquiring Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, extraordinary expenses, shareholder servicing fees and other class-specific expenses) do not exceed 1.12%, 1.02% and 0.87% of average daily net assets for the Investor Class, Institutional Class and Class Z shares, respectively, through at least March 7, 2024. The operating expense limitation agreement can be terminated only by, or with the consent of, TFS’s Board of Trustees (the “Board of Trustees”). Cromwell may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Acquiring Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Other Service Providers
The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator	AMG Funds LLC	U.S. Bancorp Fund Services, LLC
Fund Accountant	The Bank of New York Mellon	U.S. Bancorp Fund Services, LLC
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.	U.S. Bancorp Fund Services, LLC
Custodian	The Bank of New York Mellon	U.S. Bank National Association
Distributor and Principal Underwriter	AMG Distributors, Inc.	Foreside Fund Services, LLC
Auditor	PricewaterhouseCoopers LLP	BBD, LLP
Legal Counsel	Ropes & Gray LLP	Stradley Ronon Stevens & Young LLP
Purchase and Redemption of Shares
With respect to the Acquiring Fund, all purchase requests received in good order by the Acquiring Fund’s transfer agent (the “Transfer Agent”) or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share, plus any applicable sales charges. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share, plus any applicable sales charges. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Acquiring Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing Acquiring Fund shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” in Appendix D. For information about how the Target Fund’s shares may be purchased and redeemed, as applicable, see “Buying and Selling Fund Shares” and “How to Buy or Sell Shares” in the Target Fund Prospectus incorporated by reference herein.

Each account application (an “Account Application”) to purchase Acquiring Fund shares is subject to acceptance by the Acquiring Fund and is not binding until so accepted. The Acquiring Fund reserves the right to reject any purchase order if, in its discretion, it is in the Acquiring Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Acquiring Fund. Purchases may also be rejected from persons believed to be “market timers.” See Appendix D below. A service fee, currently $25, as well as any loss sustained by the Acquiring Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Acquiring Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Acquiring Fund or the Transfer Agent.

The minimum investment amounts for the Funds are as follows:

Minimum Investment Amounts
Target Fund		Acquiring Fund

Class N Shares		Investor Shares
Regular Account	$2,000	Regular Account	$2,000
Individual Retirement Account	$1,000	Individual Retirement Account	$1,000
Additional Investments (all accounts)	$100	Additional Investments (all accounts)	$100
Class I Shares		Institutional Shares
Regular Account	$100,000	Regular Account	$100,000
Individual Retirement Account	$25,000	Individual Retirement Account	$25,000
Additional Investments (all accounts)	$100	Additional Investments (all accounts)	$100
Class Z Shares		Class Z Shares
Regular Account	$5,000,000	Regular Account	$5,000,000
Individual Retirement Account*	$50,000	Individual Retirement Account*	$50,000
Additional Investments (all accounts)	$1,000	Additional Investments (all accounts)	$1,000
*Individual retirement accounts may only invest in Class Z shares of a Fund by purchasing shares directly from the Fund.
For a discussion of how the Target Fund’s shares may be purchased and redeemed, as applicable, see “Buying and Selling Fund Shares” and “How to Buy or Sell Shares” in the Target Fund Prospectus incorporated by reference herein. For more information regarding how the Acquiring Fund’s shares may be purchased and redeemed, as applicable, see “How to Purchase Shares” and “How to Redeem Shares” in Appendix D attached to this Proxy Statement.
Tax Information
The Acquiring Fund will make distributions of net investment income, if any, at least quarterly, typically during the months of March, June, September and December. Any capital gains distributions are paid at least annually. The Acquiring Fund may make additional distributions if it deems a distribution to be desirable at other times during the year. All distributions will be reinvested in additional Acquiring Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Acquiring Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.
Changes in income tax laws, potentially with retroactive effect, could impact the Acquiring Fund’s investments or the tax consequences to you of investing in the Acquiring Fund. Some of the changes could affect the timing, amount and tax treatment of the Acquiring Fund’s distributions made to shareholders. Please consult your tax advisor before investing. The Acquiring Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions. However, there can be no assurance that the Acquiring Fund will satisfy all requirements to be taxed as a RIC.
Distributions of the Acquiring Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Acquiring Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Acquiring Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Acquiring Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Acquiring Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Acquiring Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.
Distributions of the Acquiring Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Acquiring Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.
You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Acquiring Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.
For a discussion of the Target Fund’s policies with respect to dividends and distributions and federal income tax considerations, see “Dividends and Distributions” and “Certain Federal Income Tax Information”, respectively, in the Target Fund Prospectus, which is incorporated by reference herein.
BOARD CONSIDERATIONS
The AMG Funds I Board considered the proposed Reorganization at a meeting held on November 2, 2021. The Trustees considered the following matters, among others, in unanimously approving the proposal:

The Trustees reviewed the terms of the Plan, noting that the Reorganization would be submitted to the Target Fund’s shareholders for approval. The Trustees considered that, if the Reorganization is approved, the Acquiring Fund’s net expense ratio (as estimated by Cromwell) for each share class is expected to be lower than the expense ratio currently incurred by each corresponding share class of the Target Fund, after giving effect to contractual expense waivers and reimbursements. The Trustees considered that if the Reorganization is consummated, overall responsibility for investment management, administration and shareholder servicing, which is currently performed by AMGF for the Target Fund, would be the responsibility of Cromwell for the Acquiring Fund, and CenterSquare, the current subadviser to the Target Fund, who would be the subadviser to the Acquiring Fund. The Trustees noted that, after the Reorganization, Cromwell, as investment manager, and CenterSquare, as subadviser, to the Acquiring Fund would be expected to provide a comparable level of portfolio management services to the Acquiring Fund and shareholders as are currently being provided by AMGF and CenterSquare to the Target Fund. They further noted that the Reorganization would allow shareholders to continue to invest in a mutual fund managed on a day-to-day basis by the same portfolio management personnel that currently manage the Target Fund.

The Trustees discussed the ability of Cromwell and CenterSquare to provide quality services with opportunities for economies of scale due to the marketing and infrastructure of TFS. The Trustees noted that Cromwell is a newly organized investment adviser and considered the industry experience and resources that the founder of Cromwell and its related entities bring to Cromwell. The Trustees considered the performance record of the Target Fund and CenterSquare and the portfolio characteristics of the Target Fund.

The Trustees also took into account AMGF’s belief that the Reorganization would be more beneficial to the Target Fund’s shareholders as compared to closing and liquidating the Target Fund.

The Trustees noted that shareholders of the Target Fund will not pay any expenses related to the Reorganization, and that AMGF and Cromwell will bear the expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials. The Trustees also considered the potential benefits of the Reorganization to AMGF and CenterSquare. The Trustees further discussed the fact that, under the Plan, the Acquiring Fund would assume all of the liabilities of the Target Fund. The Trustees considered that the Reorganization is not expected to result in taxable income or gain or other adverse U.S. federal tax consequences to shareholders.

The Trustees reviewed information regarding comparative expense ratios of each share class of the Target Fund and the corresponding share class of the Acquiring Fund. The Trustees noted that Cromwell has contractually agreed, through at least March 7, 2024, to waive its management fees and/or reimburse Acquiring Fund expenses in order to limit total annual fund operating expenses (exclusive of contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses).

The Trustees reviewed the investment objectives, policies, and investment restrictions of both the Target Fund and the Acquiring Fund, discussed certain aspects of each, and concluded that the Acquiring Fund will have the same investment objective and materially identical principal investment strategies as the Target Fund. The Trustees further discussed that the Target Fund and the Acquiring Fund will have the same fundamental investment restrictions.

The Trustees, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) of AMG Funds I (the “AMG Funds I Independent Trustees”) reviewed the proposed Reorganization in a private session with their independent legal counsel at which no representatives of AMGF, Cromwell or CenterSquare were present. The Trustees, including the AMG Funds I Independent Trustees, concluded that, pursuant to Rule 17a-8 under the 1940 Act, participation in the Reorganization would be in the best interests of the Target Fund, and that the interests of existing shareholders in the Target Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

At the November 2, 2021 meeting, the Trustees, including the AMG Funds I Independent Trustees voting separately, unanimously approved the proposed Reorganization.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION
The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund. AMGF, the investment adviser to the Target Fund, recommends that the Target Fund be reorganized with and into the Acquiring Fund. If the Reorganization is approved by Target Fund shareholders, Cromwell will serve as the investment adviser to the Acquiring Fund and CenterSquare, the current investment sub-adviser to the Target Fund, will continue to serve as the sub-adviser to the Acquiring Fund and be responsible for day-to-day management of the Acquiring Fund’s portfolio. AMGF’s recommendation was made to enable the Target Fund to benefit from the personnel, experience and resources of Cromwell. CenterSquare believes that the Reorganization has the potential to benefit shareholders by (i) providing the Acquiring Fund with the opportunity to realize operational and administrative efficiencies that may result from being managed on the same platform as other mutual funds that will be advised by Cromwell; and (ii) creating economies of scale by leveraging a unified distribution approach with other mutual funds that will be advised by Cromwell. After careful consideration, upon the recommendation of AMGF, the AMG Funds I Board approved the Plan providing for the reorganization of the Target Fund into the Acquiring Fund as a new series of TFS.
Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below.
The Plan
The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and the Acquiring Fund’s assumption of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The NAV of the Acquiring Fund shares issued in the exchange will equal the NAV of the Target Fund at the Effective Time (as defined in the Plan). As soon as is reasonably practicable after the Closing (as defined in the Plan), the Target Fund will distribute the Acquiring Fund shares to the Target Fund’s shareholders of record in accordance with their respective interests in the Target Fund determined as of the Effective Time by TFS’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of the Target Fund held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of the Target Fund will receive the number of shares of the Acquiring Fund equal in value to such shareholder’s holdings in the Target Fund immediately before the Reorganization. Shares will be held in book entry form only.

The value of the Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (as defined in the Plan) of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the TFS Board and described in the Acquiring Fund Prospectus and the Acquiring Fund SAI. AMGF and Cromwell will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials.
The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from Stradley, Ronon, Stevens & Young LLP, counsel to TFS, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization is expected to be on or about March 7, 2022, or another date agreed to by AMG Funds I and TFS. The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of AMG Funds I, on behalf of the Target Fund, and TFS, on behalf of the Acquiring Fund.
Federal Income Tax Consequences of the Reorganization
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the U.S. Internal Revenue Code of 1986 (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.
The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Fund or Target Fund shareholders as a direct result of the Reorganization. Specifically, it is expected that the Target Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Fund. In addition, when shares held by Target Fund shareholders are exchanged for Acquiring Fund shares pursuant to the Reorganization, it is expected that Target Fund shareholders will recognize no gain or loss on the exchange, and that Target Fund shareholders will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the shareholder’s tax basis and holding period in its Target Fund shares immediately before the exchange.
If, as expected, the Reorganization is tax-free, the tax attributes of the Target Fund, if any, move to the Acquiring Fund, including, as of the date of the Reorganization, the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Target Fund. At any time up to and including the last business day before the Reorganization, Target Fund shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.
As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Stradley, Ronon, Stevens & Young LLP substantially to the effect that with respect to the Reorganization, based on the facts, representations and assumptions stated in the opinion and conditioned on consummation of the Reorganization in accordance with the Plan, for federal income tax purposes:

1.the acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Plan, in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

3.pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

4.pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to the Plan;

5.pursuant to Section 362(b) of the Code, the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization;

6.pursuant to Section 1223(2) of the Code, the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund;

7.pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund shares (including fractional shares to which they may be entitled);

8.pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of the Acquiring Fund shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

9.pursuant to Section 1223(l) of the Code, the holding period of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include such shareholder’s holding period of the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as a capital asset on the date of the exchange; and

10.for purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of the Target Fund, if any, described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Treasury Regulations promulgated thereunder.
Notwithstanding anything to the contrary in the Plan, no opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholders with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) regardless of whether such transfer would otherwise be a non-taxable transaction under the Code.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.
If the Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquiring Fund shares it received.

The Target Fund does not intend to sell portfolio securities in connection with the Reorganization. In the event the Target Fund sells any portfolio securities in connection with the Reorganization, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. The explicit transaction costs associated with any repositioning of the Target Fund’s portfolio in connection with the Reorganization will be borne by the Funds. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).
Description of the Acquiring Fund’s Shares
Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.
Capitalization
The capitalization of the Target Fund as of November 30, 2021 and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization, are as follows:

(unaudited)	Target Fund Class N Shares	Pro Forma adjustments	Combined Fund Investor Class Shares (pro forma)
Net Assets	$96,400,857	$0	$96,400,857
Shares Outstanding	7,306,029	0	7,306,029
Net Asset Value per Share	$13.19	$0	$13.19

(unaudited)	Target Fund Class I Shares	Pro Forma adjustments	Combined Fund Institutional Class Shares (pro forma)
Net Assets	$93,702,247	$0	$93,702,247
Shares Outstanding	7,102,051	0	7,102,051
Net Asset Value per Share	$13.19	$0	$13.19

(unaudited)	Target Fund Class Z Shares	Pro Forma adjustments	Combined Fund Class Z Shares (pro forma)
Net Assets	$33,747,716	$0	$33,747,716
Shares Outstanding	2,556,158	0	2,556,158
Net Asset Value per Share	$13.20	$0	$13.20

ADDITIONAL INFORMATION ABOUT THE FUNDS
General
For a general discussion of the operation and organization of the Target Fund, see “Other Information” in the Target Fund SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Fund, see “General Information About The Trust” in the Proxy Statement SAI.
Comparison of Rights of the Funds’ Shareholders
The Target Fund is a series of AMG Funds I, which is a Massachusetts voluntary association (commonly known as a business trust). The Acquiring Fund is a series of TFS, which is a Delaware statutory trust. The Target Fund is governed by the Amended and Restated Agreement and Declaration of Trust dated December 13, 2013, as amended (“Target Fund’s Declaration”), its bylaws and Massachusetts law. The Acquiring Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated

October 5, 2021, (“Acquiring Fund’s Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares. The trustees of the Target Fund and the Acquiring Fund each have the power to issue shares without shareholder approval. The governing instruments of the Target Fund and the Acquiring Fund indicate that the amount of shares that the Target Fund and the Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.

The shareholders of AMG Funds I are entitled to one vote for each whole share held of the Target Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Target Fund (or a class thereof) shall be entitled to vote. Each share of the Target Fund represents an equal proportionate interest in the Target Fund with each other share. Upon liquidation of the Target Fund, shareholders are entitled to share pro rata in the net assets of the Target Fund available for distribution to such shareholders. Shares of the Target Fund have no preemptive or conversion rights. The rights of redemption and exchange are described in the Target Fund Prospectus and the Target Fund SAI. For a description of other significant attributes of shares of the Target Fund, see “Choosing a Share Class” in the Target Fund Prospectus and “Other Information - Description of Shares” in the Target Fund SAI, which are incorporated by reference herein.

Shares of the Acquiring Fund have equal voting rights. Acquiring Fund shares are freely transferable. Shares of the Acquiring Fund will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Acquiring Fund, see “Description of Shares” in the Proxy Statement SAI.

Shareholder Meetings. Neither of the Funds is required to hold annual meetings of shareholders. Shareholder meetings for AMG Funds I or any or all series or classes may be called by the Trustees of AMG Funds I from time to time for the purpose of (i) taking action upon any matter requiring the vote or authority of the shareholders of AMG Funds I or such series or classes as provided in the Target Fund’s Declaration or for such other purposes as may be prescribed by law, by the Target Fund’s Declaration or by the Target Fund’s By-Laws; and (ii) taking action upon any other matter deemed by the Trustees to be necessary or desirable. Shareholder meetings for the Acquiring Fund may be called at any time by the Chairman, President, Secretary or by a majority of the Board of Trustees, for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of the Trust or of any series or class as herein provided or provided in the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees or the President to be necessary or desirable.

Quorum. The governing instruments of the Acquiring Fund provide that, except as otherwise required by the 1940 Act or other applicable law, 33⅓% of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum. The governing instruments of the Target Fund provide that, except when a larger quorum is required by law, by the Target Fund’s By-Laws or by the Target Fund’s Declaration, 10% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law or of the Target Fund’s Declaration or the Target Fund’s By-Laws requires that holders of any series or class shall vote as a series or class, then 10% of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.

Adjournment of Shareholder Meetings. The governing instruments of the Target Fund provide that any meeting of shareholders may, by action of the chairman of the meeting, be adjourned from time to time, whether or not a quorum is present, and that any adjourned session or sessions may be held, any time after the date set for the original meeting, without the necessity of further notice. The governing instruments of the Acquiring Fund provide that if a quorum is not present or represented at any meeting of the shareholders, the holders of a majority of the votes present or in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented to a date not more than 120 days after the original record date.

Vote Required. The governing documents of the Target Fund and the Acquiring Fund provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees.

The governing instruments of the Target Fund further provide that (i) where any provision of law or of the Target Fund’s Declaration or the Target Fund’s By-Laws requires that the holders of any series or class shall vote as a series or class, then a majority of the shares of that series or class voted on the matter (or such larger proportion thereof as shall be required by any provision of law or the Target Fund’s Declaration or the Target Fund’s By-Laws or the Trustees) shall decide that matter insofar as that series or class is concerned; (ii) if any question on which the shareholders are entitled to vote would adversely affect the rights of any class of shares, the vote of a majority (or such larger vote as is required by any provision of the Target Fund’s Declaration or the Target Fund’s By-Laws or by applicable law) of the shares of such class which are entitled to vote, voting separately, shall be required to decide such question, and (iii) from time to time, the Trustees may fix the number of Trustees or fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees.

The governing instruments of the Acquiring Fund further provide that (i) any vacancy in the TFS Trustees, including any vacancy created by the Board in connection with an increase in the number of Trustees constituting the Board, on the Board of Trustees may be filled by a majority vote of the Board of Trustees, although less than a quorum, subject to the requirements of Section 16(a) of the 1940 Act; and (ii) if an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Removal of Trustees by Shareholders. The governing instruments of the Target Fund provide that, at any meeting called for the purpose, an AMG Funds I Trustee may be removed by vote of the holders of two-thirds of the outstanding shares. The governing instruments of the Acquiring Fund provide that the shareholders may remove Trustees at any meeting of shareholders called by the Trustees for that purpose.

Personal Liability of Shareholders. The governing instruments for the Target Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of a Fund. The governing instruments of the Acquiring Fund further provide that shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware, to the extent that such limitation of liability is greater than the limitation of liability specifically provided in governing instruments. The governing instruments of the Target Fund further provide that neither AMG Funds I nor the Trustees, nor any officer, employee or agent of AMG Funds I, shall have any power to bind personally any shareholder, nor except as specifically provided in the Target Fund’s Declaration to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay. The governing instruments of the Target Fund also provides that all persons extending credit to, contracting with or having any claim against AMG Funds I or any series or class shall look only to the assets of AMG Funds I, or, to the extent that the liability relates to assets of a particular series or class, only to the assets belonging to the relevant series or attributable to the relevant class, for payment under such credit, contract or claim, and neither the shareholders nor the Trustees, nor any of the officers, employees or agents, whether past, present or future, as such, shall be personally liable therefor.

Amendments of Governing Instruments. Except as otherwise required by applicable law or the governing documents, the AMG Funds I Board and the Acquiring Fund Board generally have the right to amend the governing instruments without shareholder approval. Shareholder approval is required for an amendment to the Target Fund’s Declaration or the Acquiring Fund’s Declaration which would materially adversely affect the shareholders’ right to vote. Except as otherwise required by applicable law or the governing documents, the bylaws of the Target Fund or the Acquiring Fund may be amended, and/or restated at any time, without shareholder approval by vote of a majority of the Trustees of the applicable Trust.

Derivative Actions. The governing instruments of the Target Fund state that no shareholder will have the right to bring or maintain any court action, proceeding or claim on behalf of AMG Funds I or any series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim, with limited exceptions. The Trustees shall consider such demand within 45 days of its receipt by AMG Funds I. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of AMG Funds I or series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders shall be made by the Trustees in their business judgment and shall be binding upon the shareholders.

The governing instruments of the Acquiring Fund state that a shareholder may only bring a derivative action if (i) the complaining shareholder was a shareholder of the Trust or the affected series or class, as applicable, at the time of the action; (ii) the shareholder was a shareholder of the Trust or the affected series or class, as applicable, as of the time of the demand; and (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected series or class, as applicable, to file the action itself. The Declaration of Trust details information, certifications, undertakings, and acknowledgments that must be included in the demand. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing no less than a majority of the then outstanding shares of the affected series or class to which such action relates if it does not relate to all series and classes. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least a majority of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws. If the demand for derivative action has been considered by the Trustees, and after considering the merits of the claim, the Trustees have determined that maintaining a suit would not be in the best interests of the Trust or the affected series or class, as applicable, the complaining shareholders will be barred from commencing the derivative action (this provision does not apply to claims arising under the federal securities laws). The Trust will inform the complaining shareholders of any decision reached within five business days of reaching its decision.

Pricing of Fund Shares
For information on how the NAV per share of each Fund is calculated, see “Your Account” in the Target Fund Prospectus and “Determination of NAV” in Appendix D attached to this Proxy Statement.
Distributions and Taxes
The Target Fund normally declares and pays out dividends quarterly in March, June, September, and December. The Acquiring Fund intends to pay out dividends quarterly in March, June, September, and December. The Target Fund normally declares and pays out net realized capital gain distributions annually in December, and the Acquiring Fund intends to distribute any net realized capital gains to its shareholders at least annually. A portion of the distributions made by a Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after the Fund’s fiscal year-end to comply with applicable law. With respect to the Acquiring Fund, all distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.
For a discussion of the Target Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends and Distributions” and “Certain Federal Income Tax Information”, respectively, in the Target Fund Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions and federal income tax considerations, see “Distributions and Taxes” in Appendix D attached to this Proxy Statement.
Comparison of Portfolio Holdings Information
Information about the Target Fund’s portfolio holdings is available at www.amgfunds.com. A complete description of the Target Fund’s policies and procedures with respect to the disclosure of the Target Fund’s portfolio holdings is available in the Target Fund SAI, which is incorporated by reference into this Proxy Statement. Information about the Acquiring Fund’s portfolio holdings will be available at www.thecromwellfunds.com.

In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.
Frequent Purchases and Redemptions
For a discussion of the Target Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Trading Policy” in the Target Fund Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Tools to Combat Frequent Transactions” in Appendix D attached to this Proxy Statement.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If shareholders purchase shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies (including, in the case of the Target Fund, AMGF, AMG Distributors, Inc. and CenterSquare) may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.
Financial Information
For certain financial information about the Target Fund, see “Financial Highlights of the Target Fund” which is appended to this Proxy Statement as Appendix B.

VOTING INFORMATION
RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED
Proxies are being solicited from the shareholders of the Target Fund by the AMG Funds I Board for the Special Meeting to be held on February 10, 2022, at 3:00 p.m. Eastern Time. In light of the COVID-19 pandemic, the Special Meeting will be a virtual meeting held via telephone only. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.
The Target Fund has fixed the close of business on December 10, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of the Target Fund was 16,936,644.483. Shareholders of record who owned five percent or more of the shares of the Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.

Affiliated Managers Group, Inc. (“AMG”), the ultimate parent company of AMGF, and its affiliates intend to vote Target Fund shares they own, whether as seed capital or otherwise, in favor of all of the proposals. Unless otherwise provided in client guidelines, AMG and its affiliates generally intend to vote Target Fund shares owned in a client account over which AMG or an affiliate has discretionary authority in favor of all of the proposals. If AMG’s (or its affiliate’s) ownership, or the ownership of a client account over which AMG (or an affiliate) has discretionary authority, represents a sizeable enough portion of the Target Fund’s outstanding shares, AMG’s (or its affiliate’s) vote will ensure that the proposals for the Target Fund will be approved. Please see Appendix C to this Proxy Statement for information regarding persons, including AMG and its affiliates, if any, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of the Target Fund.
HOW TO VOTE
You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touch tone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touch tone: The toll-free number for automated touch tone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the Special Meeting and wish to vote your shares at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting at the Special Meeting.
PROXIES
All proxies solicited by the Board that are properly executed and received by the Target Fund prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
QUORUM AND ADJOURNMENTS
The holders of 10% of the shares of the Target Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Target Fund. If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the chairman of the Special Meeting may adjourn the Special Meeting of the Target Fund one or more times to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.
EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
Abstentions and broker non-votes do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities” of the Target Fund is required to approve the proposal, abstentions and broker non-votes will have the effect of a vote against a proposal.
SOLICITATION OF PROXIES
The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. AST Fund Solutions has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $56,000, exclusive of printing costs. AMGF and Cromwell will bear the expenses relating to the Reorganization, including the costs of retaining AST Fund Solutions. The expenses relating to the Reorganization are estimated to be approximately $111,000.
OTHER INFORMATION
OTHER BUSINESS
The AMG Funds I Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the AMG Funds I Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
APPRAISAL RIGHTS
Shareholders will have no appraisal rights in connection with the Reorganization.
NEXT MEETING OF SHAREHOLDERS
The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of AMG Funds I, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of AMG Funds I within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that the proposal will be included.
LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Stradley, Ronon, Stevens & Young LLP.

INFORMATION FILED WITH THE SEC
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by AMG Funds I and TFS may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022; Southeast Regional Office, 801 Brickell Avenue, Suite 1950, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 1450, Chicago, Illinois 60604; Central Regional Office, 1961 Stout Street, Suite 1700, Denver, CO 80294; and Pacific Regional Office, 444 South Flower Street, Suite 900, Los Angeles, CA 90071. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of March 7, 2022, by and between Total Fund Solution, a Delaware statutory trust (“TFS”), on behalf of its new series, the Cromwell CenterSquare Real Estate Fund (the “Acquiring Fund”), and AMG Funds I, a Massachusetts business trust (“AMG”), on behalf of its series, the AMG Managers CenterSquare Real Estate Fund (the “Target Fund” and, together with the Acquiring Fund, the “Funds”). Other than the Acquiring Fund and the Target Fund, no other series of either TFS or AMG are subject to this Agreement. AMG Funds LLC, a limited liability company, organized under the laws of the State of Delaware, joins this Agreement solely for purposes of paragraphs 4.3 and 5.13. Cromwell Investment Advisors, LLC (“Cromwell”), a limited liability company, organized under the laws of the State of Maryland, joins this agreement solely for purposes of paragraphs 4.4, 5.13, and 8.2. CenterSquare Investment Management LLC (“CenterSquare”), a limited liability company, organized under the laws of the State of Delaware, joins this agreement solely for purposes of paragraphs 4.5 and 7.3.

WHEREAS, the reorganization will consist of the transfer of all of the Assets (as defined in paragraph 1.2) of the Target Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s shares (collectively, the “Acquiring Fund Shares”) of beneficial interest having an aggregate net asset value equal to the value of the Target Fund’s net assets and the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the Target Fund, and the distribution of shares of the Acquiring Fund, of each respective share class, received by the Target Fund to the shareholders of Target Fund, respectively, of the Target Fund in accordance with their respective interests in the Target Fund in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code;

WHEREAS, the Acquiring Fund will be a series of TFS, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of AMG, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund is newly organized for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, the Acquiring Fund is, and will be at the time of the Closing (as defined in paragraph 3.1), a shell series of TFS created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the shareholders of the Target Fund will vote upon this plan of reorganization.

WHEREAS, the Board of Trustees of AMG, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of AMG, has determined that (1) participation in the Reorganization is in the best interests of the Target Fund, and (2) participation in the Reorganization will not dilute the interests of the existing shareholders of the Target Fund. The Board of Trustees of TFS, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of TFS, has determined that participation in the Reorganization is in the best interests of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1    The Reorganization. Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, as of the Closing Date (as defined in paragraph 3.1), AMG shall assign, deliver and otherwise transfer the Assets of the Target Fund to TFS, on behalf of the Acquiring Fund, and TFS shall assume the Liabilities of the Target Fund on behalf of the Acquiring Fund. In consideration of the foregoing, TFS, on behalf of the Acquiring Fund, shall deliver to AMG, on behalf of the Target Fund, full and fractional Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2    Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Effective Time (as defined in paragraph 2.5), books and records, and any other property owned by the Target Fund at the Effective Time (collectively, the “Assets”).

1.3    Liabilities of the Target Fund. The Target Fund will discharge all of its liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Target Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. The Acquiring Fund shall assume all liabilities of the Target Fund, whether known or unknown, existing at the Effective Time (collectively, the “Liabilities”).

1.4    Distribution of Acquiring Fund Shares. As soon as is reasonably practicable after the Closing, AMG, on behalf of the Target Fund, will distribute the Acquiring Fund Shares of the Acquiring Fund received from TFS pursuant to paragraph 1.1 to the record holders of shares, respectively, of the Target Fund in accordance with their respective interests in the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund, and promptly after the Closing, AMG will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Massachusetts and the Amended and Restated Agreement and Declaration of Trust of AMG, as amended from time to time (the “AMG Declaration of Trust”). Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be equal to the aggregate net asset value of the then outstanding shares of corresponding share class of the Target Fund (the “Target Fund Shares”), as described below, owned by each such Target Fund Shareholder at the Effective Time. The corresponding share class for each class of shares is as follows: Class Z Shares of the Target Fund for Class Z Shares of the Acquiring Fund, Class I Shares of the Target Fund for Institutional Class Shares of the Acquiring Fund, and Class N Shares of the Target Fund for Investor Class Shares of the Acquiring Fund. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5    Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6    Filing Responsibilities of Target Fund. Any reporting responsibility of the Target Fund for periods ending on or prior to the Closing Date, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, the Department of Revenue of Massachusetts, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund and the Acquiring Fund shall provide such assistance as the Target Fund may reasonably request in connection with the preparation and filing of such returns and other filings. For the avoidance of doubt, any tax returns or financial reporting filings for periods ending after the Closing shall be the responsibility of the Acquiring Fund.

ARTICLE II

VALUATION

2.1    Net Asset Value of the Target Fund. The net asset value of each class of the Target Fund
Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation policies and procedures established by the Board of Trustees of TFS; provided, however, that such computation is consistent with the valuation policies and procedures of the Target Fund and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.
2.2    Net Asset Value of the Acquiring Fund. The net asset value of the Class Z Shares of the Acquiring Fund shall be the same as the net asset value of the Class Z Shares of the Target Fund, the net asset value of the Institutional Class Shares of the Acquiring Fund shall be the same as the net asset value of the Class I Shares of the Target Fund, and the net asset value of the Investor Class Shares of the Acquiring Fund shall be the same as the net asset value of the Class N Shares of the Target Fund, all as computed in paragraph 2.1.

2.3    Calculation of Number of Acquiring Fund Shares. The number of Investor Class Shares of the Acquiring Fund to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Class N Shares of the Target Fund owned by Target Fund Shareholders at the Effective Time, all as computed in paragraphs 2.1 and 2.2. The number of Institutional Class Shares of the Acquiring Fund to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be an amount necessary so that the value is equal to that of the Class I Shares owned by Target Fund Shareholders at the Effective Time, all as computed in paragraphs 2.1 and 2.2. The number of Class Z Shares of the Acquiring Fund to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be an amount necessary so that the value of equal to that of the Class Z Shares owned by Target Fund Shareholders at the Effective Time, all as computed in paragraphs 2.1 and 2.2.

2.4    Joint Direction of Calculation. All computations of value with respect to the Acquiring Fund shall be made by U.S. Bank Global Fund Services (“Fund Services”), in its capacity as accounting agent for the Acquiring Fund. Such computations shall be evaluated by AMG Funds LLC, in its capacity as investment adviser for the Target Fund, and Cromwell, the adviser to the Acquiring Fund. If requested by either the Target Fund or the Acquiring Fund, such computations shall be subject to confirmation by the Target Fund’s and Acquiring Fund’s fund accountant and independent registered public accounting firm. All computations of value with respect to the Target Fund shall be made by the Acquiring Fund’s administrator in accordance with its regular practice as pricing agent. The Target Fund shall cause its administrator to deliver a copy of its valuation report to the Acquiring Fund promptly following the Closing.

2.5    Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) or such earlier or later time and day as to which an authorized officer or each of the parties may agree in writing (the “Effective Time”).

ARTICLE III

CLOSING

3.1    Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on or about March 7, 2022, or at such other place and/or on such other date as to which an authorized officer of each of the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the open of regular trading on the NYSE on the Closing Date unless otherwise agreed to in writing by the parties.

3.2    Transfer and Delivery of Assets. AMG shall direct The Bank of New York Mellon (“BNY”), as custodian for the Target Fund, to deliver, on the Closing Date, a certificate of an authorized officer stating that the Assets were delivered in proper form to the Acquiring Fund on the Closing Date. The Acquiring Fund shall be responsible for paying all necessary transfer taxes in connection with the Delivery of the Assets, including, but not limited to, all applicable Federal, state and foreign stock transfer stamps, if any. The Target Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNY, as custodian for the Target Fund, to those persons at BNY who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BNY shall deliver to those persons at BNY who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of BNY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Target Fund’s Assets are deposited, the Target Fund’s Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer or other form of immediately available funds for the account of the Acquiring Fund on the Closing Date. To the extent that any of the Target Fund’s Assets are for any reason not transferred on the Closing, the Target Fund shall cause its Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

3.3    Share Records. AMG shall direct BNY Mellon Investment Servicing (US) Inc., in its capacity as transfer agent for the Target Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding Target Fund Shares owned by each such Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund on the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund on the Closing Date, or provide other evidence satisfactory to the Target Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund.

3.4    Postponement of Effective Time. In the event that at the Effective Time (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the reasonable judgment of TFS or AMG, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND

WARRANTIES

4.1    Representations and Warranties of AMG. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of AMG, AMG, on behalf of the Target Fund, represents and warrants to TFS, on behalf of the Acquiring Fund, as follows:

a.The Target Fund is a duly organized series of AMG, which is a voluntary association duly established, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the AMG Declaration of Trust and the By-Laws of AMG, as amended from time to time (the “AMG By-Laws”), to own all of its properties and assets and to carry on its business as it is presently conducted.

b.AMG is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

c.No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by AMG, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

d.The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between May 1, 2020 and prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the Target Fund makes no representation or warranty as to any information in the prospectus and statement of additional information of the Target Fund that does not specifically relate to the Target Fund; and provided, further, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

e.On the Closing Date, AMG, on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, TFS, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

f.AMG, on behalf of the Target Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Massachusetts law or a material violation of the AMG Declaration of Trust and AMG By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which AMG, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which AMG, on behalf of the Target Fund, is a party or by which it is bound.

g.All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Closing Date.

h.Except as otherwise disclosed to and accepted by TFS, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to AMG’s knowledge, threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. AMG, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

i.The financial statements, including the notes thereto, the Financial Highlights and the Statement of Investments, of the Target Fund for the Target Fund’s fiscal year ended December 31, 2020 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

j.Since December 31, 2020, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

k.On the Closing Date, all Returns (defined below) of the Target Fund required by law to have been filed by or provided to the applicable recipient by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct and complete in all material respects, and all Taxes (defined below) shown as due or required to be shown as due on the Returns shall have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection (i) above are properly reflected on such financial statements. To the knowledge of AMG Funds LLC, (1) no such Return is currently under audit by any Federal, state, local or foreign Tax authority; (2) no assessment has been asserted with respect to such Returns; (3) there are no levies, liens or other encumbrances on such Target Fund or its assets resulting from the non-payment of any Taxes; and (4) no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), in the nature of a tax, together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

l.For each taxable year since commencement of the Target Fund’s operation (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing), the Target Fund: (i) has been (or is expected to be) a “fund”, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and (ii) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has elected to be treated as such (iii) has been (or is expected to be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and is not expected to be), liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target fund has paid or made provision for the payment of any Tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year into which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

m.All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by AMG and have been offered and sold in every state and the District of Columbia, as applicable, in compliance with applicable registration requirements and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares.

n.The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of AMG, on behalf of the Target Fund, and, subject to the approval of the shareholders of the Target Fund, this Agreement will constitute a valid and binding obligation of AMG, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

o.The information to be furnished by the Target Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal, state, and local securities and other laws and regulations thereunder applicable thereto.

p.The Proxy Statement/Prospectus (as defined in paragraph 5.3), insofar as it relates to the Target Fund, will, from the effective date of the Proxy Statement/Prospectus through the date of the meeting of the Target Fund’s Shareholders contemplated therein and at the Closing, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/ Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

q.For each year of its operation since inception and following an initial two-year term, the Target Fund’s investment advisory agreement with AMG Funds LLC has been properly approved by the Board of Trustees of AMG pursuant to Section 15(c) of the 1940 Act.

r.All information provided or identified in writing by the Target Fund to the Acquiring Fund in response to formal due diligence requests relating to the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Target Fund as of the date hereof.

s.Neither AMG nor the Target Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

t.AMG, on behalf of the Target Fund, does not have any unamortized or unpaid organizational fees or expenses. There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

u.The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and it does not intend to change its taxable year end prior to the Closing Date.

4.2    Representations and Warranties of TFS. Except as has been fully disclosed to the Target Fund in a written instrument executed by an officer of TFS, TFS, on behalf of the Acquiring Fund, represents and warrants to AMG, on behalf of the Target Fund, as follows:

a.The Acquiring Fund will be a duly established series of TFS, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted, and to enter into this Agreement and perform its obligations hereunder.

b.TFS shall be registered with the Commission as an open-end management investment company under the 1940 Act prior to the Closing Date, and the registration of the Acquiring Fund’s Shares under the 1933 Act shall be in full force and effect prior to the Closing Date, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

c.No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TFS on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

d.The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

e.At the Closing Date, TFS, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, if any, free of any liens or other encumbrances.

f.TFS, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which TFS, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which TFS, on behalf of the Acquiring Fund, is a party or by which it is bound.

g.Except as otherwise disclosed to and accepted by AMG, on behalf of the Target Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TFS’s knowledge, threatened against the Acquiring Fund or any of its property or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. TFS, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated. At the Closing, the Acquiring Fund will have no assets (except amounts necessary for its formation or registration) and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Closing.

h.The Acquiring Fund will not have had any assets (except amounts necessary for its formation or registration) or investment operations at any time prior to the Closing. As of the time immediately following the Closing, the Target Fund’s Shareholders will own all of the outstanding Acquiring Fund shares. As of the time immediately following the Closing, the Acquiring Fund will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and intends to take all steps necessary to meet the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company.”

i.The Acquiring Fund shares to be issued and delivered to the Target Fund, for the account of the Target Fund’s Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, will be fully paid and non-assessable by TFS, and will have been issued in every state and the District of Columbia in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

j.The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of TFS, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

k.The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal, state and local securities and other laws and regulations applicable thereto.

l.The Proxy Statement/Prospectus (as defined in paragraph 5.3), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Proxy Statement/ Prospectus through the date of the meeting of the Target Fund’s Shareholders contemplated therein and at the Closing (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (l) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund or AMG Funds LLC for use therein.

m.Prior to the Closing Date, the Board of Trustees and officers of TFS shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, that the Acquiring Fund’s Investment Advisory Agreement with Cromwell will have been properly approved by the Board of Trustees of TFS pursuant to Section 15(c) of the 1940 Act. TFS has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the Closing Date, such policies and procedures will have been appropriately tailored to address the business of the Acquiring Fund.

n.All information provided or identified in writing by the Acquiring Fund to the Target Fund in response to formal due diligence requests relating to the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Acquiring Fund as of the date hereof.

o.The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal income tax purposes, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, (iv) holds and has held no property and has and has had no Tax attributes, and (v) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

p.Neither TFS nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

q.No consideration other than the Acquiring Fund Shares, and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s assets in the Reorganization.

4.3    Representations and Warranties of AMG Funds LLC. AMG Funds LLC represents and warrants to TFS, on behalf of the Acquiring Fund, and to AMG, on behalf of the Target Fund, as follows:

a.The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of AMG Funds LLC, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of AMG Funds LLC, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
b.All information provided or identified in writing by AMG Funds LLC to TFS or the Acquiring Fund in response to formal due diligence requests relating to AMG Funds LLC or the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to AMG Funds LLC or the operation of the Target Fund as of the date hereof.

c.AMG Funds LLC has reviewed the representations and warranties of AMG set forth in Article IV of this Agreement and, to the knowledge of such party, each such representation and warranty is true and correct as of the Closing Date.

4.4    Representations and Warranties of Cromwell. Cromwell represents and warrants to TFS, on behalf of the Acquiring Fund, and to AMG, on behalf of the Target Fund, as follows:

a.The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of Cromwell, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of Cromwell, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

b.All information provided or identified in writing by Cromwell to AMG or the Target Fund in response to formal due diligence requests relating to Cromwell or the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to Cromwell or the operation of the Acquiring Fund as of the date hereof.

c.Cromwell has reviewed the representations and warranties of TFS set forth in Article IV of this Agreement and, to the knowledge of such party, each such representation and warranty is true and correct as of the Closing Date.

4.5    Representations and Warranties of CenterSquare. CenterSquare represents and warrants to TFS, on behalf of the Acquiring Fund, and to AMG, on behalf of the Target Fund, as follows:

a.The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of CenterSquare, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of CenterSquare, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
b.All information provided or identified in writing by CenterSquare to AMG or the Target Fund in response to formal due diligence requests relating to CenterSquare or the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to CenterSquare or the operation of the Acquiring Fund as of the date hereof.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1    Conduct of Business. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that such ordinary course of business with respect to the Target Fund will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2    Form N-14 Registration Statement. TFS shall file a registration statement on Form N-14 (“Registration Statement”) with the Commission and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.

5.3    Mailing of Proxy Statement/Prospectus. TFS shall mail to each shareholder of record of the Target Fund entitled to vote at the meeting of the Target Fund’s shareholders at which action on the Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement/prospectus that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Proxy Statement/Prospectus”).

5.4    Meeting of Shareholders. AMG will call a meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.5    No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.6    Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.7    Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.8    Proxy Statement/Prospectus. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the Proxy Statement/Prospectus in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization.

5.9    Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.10    Best Efforts. The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.11    Other Instruments. TFS, on behalf of the Acquiring Fund, and AMG, on behalf of the Target Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) AMG’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) TFS, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.12    Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

5.13    Compliance with Section 15(f) of the 1940 Act. Each of TFS and Cromwell shall, from and after the Closing Date, (i) use their reasonable best efforts so that for a period of three years after the Closing Date, at least 75% of the Board of Trustees of TFS are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Cromwell or AMG Funds LLC. In addition, each of TFS, Cromwell and AMG Funds LLC shall, from and after the Closing Date, refrain from imposing or seeking to impose for a period of two years after the Closing Date, any “unfair burden” (within the meaning of the 1940 Act) on TFS as a result of the transactions contemplated by this Agreement or any terms, conditions or understandings applicable thereto.

5.14    Qualification as a “Regulated Investment Company.” (a) The Acquiring Fund will elect to be a “regulated investment company,” for federal income tax purposes for its taxable year that includes the Closing Date; and (b) at all times prior to and subsequent to making such election, the Acquiring Fund will take all steps necessary to ensure that it qualifies for federal income tax purposes as a “regulated investment company.”

ARTICLE VI

CONDITIONS PRECEDENT

6.1    Conditions Precedent to Obligations of AMG. The obligations of AMG, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at AMG’s election, to the following conditions:

a.All representations and warranties of TFS, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

b.TFS, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to AMG, and dated as of the Closing Date, to the effect that the representations and warranties of TFS, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as AMG may reasonably request.

c.TFS, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TFS, on behalf of the Acquiring Fund, on or before the Closing Date.

d.The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

e.That TFS, on behalf of the Acquiring Fund, will have executed and delivered to the Target Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Target Fund existing at the Effective Time in connection with the transactions contemplated by this Agreement.

f.That all proceedings taken by or on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to the Target Fund and Ropes & Gray LLP.

g.AMG shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP, counsel to TFS, dated as of the Closing Date and in a form satisfactory to AMG, covering the following points:

1.TFS is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered open-end management investment company;

2.This Agreement has been duly authorized, executed and delivered by TFS, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by AMG, is a valid and binding obligation of TFS, on behalf of the Acquiring Fund, enforceable against TFS in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

3.The Acquiring Fund Shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by TFS and no Acquiring Fund Shareholder has any preemptive rights to subscription or purchase in respect thereof;

4.The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of TFS’ Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which TFS is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which TFS is a party or by which it is bound;

5.To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required to be obtained by TFS in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

6.TFS is a registered investment company classified as a management company of the open-end type with respect to each series and class of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act shall be in full force and effect prior to Closing;

7.To the knowledge of such counsel, and except as otherwise disclosed to AMG pursuant to paragraph 4.2(g) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to TFS or the Acquiring Fund and neither TFS nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business; and

8.To the knowledge of such counsel, and except as otherwise disclosed to To the knowledge of such counsel, and without any independent investigation, the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

6.2    Conditions Precedent to Obligations of TFS. The obligations of TFS, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at TFS election, to the following conditions:

a.All representations and warranties of AMG, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

b.AMG shall have delivered to the Acquiring Fund a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of AMG.

c.AMG shall have delivered as of the Closing Date or as soon as reasonably practicable thereafter to the Acquiring Fund all books, records, financial statements and any related notes or other supporting statements, including FASB ASC 740-10 (formerly FIN 48) work papers, pertaining to tax compliance matters of the Target Fund and in the Target Fund’s possession, relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations.

d.AMG, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of AMG, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TFS may reasonably request.

e.AMG, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AMG, on behalf of the Target Fund, on or before the Closing Date.

f.The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

g.TFS shall have received on the Closing Date the opinion of Ropes & Gray LLP, counsel to AMG, covering the following points:

1.AMG is validly existing under the laws of the Commonwealth of Massachusetts;

2.This Agreement has been duly authorized by AMG, on behalf of the Target Fund, and assuming that the Registration Statement and the Proxy Statement/Prospectus comply with the 1933 Act, the 1934 Act and the 1940 Act, and assuming the approval of this Agreement by the holders of the outstanding shares of the Target Fund and assuming the due authorization, execution and delivery of this Agreement by all other parties, is a valid and binding obligation of AMG on behalf of the Target Fund, enforceable against AMG in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

3.The execution and delivery of this Agreement did not, and the performance by AMG of its obligations hereunder will not, result in a material violation of the AMG Declaration of Trust or AMG By-Laws;

4.To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by AMG of the transactions contemplated herein, except such as have been obtained;

5.AMG is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect prior to Closing; and

6.To the knowledge of such counsel, and except as otherwise disclosed to TFS in writing, no material legal proceedings are presently pending against the Target Fund or AMG relating to the Target Fund.

h.In connection with the opinions contemplated by Section 6.2(g), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of AMG.

6.3    Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Closing Date, TFS, on behalf of the Acquiring Fund, or AMG, on behalf of the Target Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

a.This Agreement and the transactions contemplated herein shall have been approved by (i) the affirmative vote of at least a majority of the Trustees of the Target Fund (including a majority of those Trustees who are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, of the Target Fund); (ii) the affirmative vote of at least a majority of the Trustees of the Acquiring Fund (including a majority of those Trustees who are not “interested persons”, as defined in Section 2(a)(19) of the 1940 Act, of the Acquiring Fund); and (iii) the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the AMG’s Declaration of Trust and AMG By-Laws, applicable Massachusetts law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing the approval in section (iii) of this paragraph shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, TFS and AMG, on behalf of either the Acquiring Fund or the Target Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

b.On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of TFS or AMG, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

c.All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by TFS and AMG to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

d.The Registration Statement, including the Proxy Statement/Prospectus, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

e.It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

f.TFS, on behalf of the Acquiring Fund, and AMG, on behalf of the Target Fund, shall each have received an opinion of Stradley Ronon Stevens & Young, LLP, in a form acceptable to Ropes & Gray LLP, as to federal income tax matters (the “Tax Opinion”) substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

1.The acquisition by the Acquiring Fund of all of the Assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.Pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund.

3.Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund.

4.Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to the Agreement.

5.Pursuant to Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the Reorganization.

6.Pursuant to Section 1223(2) of the Code, the holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund.

7.Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled).

8.Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor.

9.Pursuant to Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include such shareholder’s holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange.

10.For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of the Target Fund, if any, described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Income Tax Regulations promulgated thereunder.

Notwithstanding anything to the contrary herein, no opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholders with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) regardless of whether such transfer would otherwise be a nontaxable transaction under the Code.

The delivery of such opinion is conditioned upon receipt by Stradley Ronon Stevens & Young, LLP of representations it shall request of TFS, on behalf of the Acquiring Fund, and of AMG, on behalf of the Target Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

g.BNY shall have delivered such certificate(s) or other documents as set forth in paragraph 3.2.

h.The Transfer Agent shall have delivered to TFS a certificate of its authorized officer as set forth in paragraph 3.3.

i.The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.3.

j.Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1    Indemnification by TFS.

TFS, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless AMG and each of its trustees, officers, employees and agents and the Target Fund (the “AMG Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the AMG Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TFS or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of AMG or its trustees, officers or agents or the Target Fund.

7.2    Indemnification by AMG.

AMG, solely out of the Target Fund’s assets and property, agrees to indemnify and hold harmless TFS and each of its trustees, officers, employees and agents and the Acquiring Fund (the “TFS Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the TFS Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by AMG or the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of TFS or its trustees, officers or agents or the Acquiring Fund.

7.3    Indemnification by CenterSquare.

CenterSquare agrees to indemnify and hold harmless the AMG Indemnified Parties from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the AMG Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (i) any breach by CenterSquare of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (ii) any breach by AMG, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement if and to the extent that such breach resulted from CenterSquare failing to perform its duties or responsibilities to the Target Fund pursuant to the subadvisory agreement between AMG Funds LLC and CenterSquare with respect to the Target Fund.

7.4    Liability of AMG. A copy of the AMG Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of AMG as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Target Fund

7.5    Liability of TFS. AMG understands and agrees that the obligations of TFS, on behalf of the Acquiring Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of TFS on behalf of TFS personally, but bind only TFS on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of TFS other than the Acquiring Fund shall be responsible for the obligations of TFS hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. AMG represents that it has notice of the provisions of the Declaration of Trust of TFS disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1    No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2    Expenses of Reorganization. The cost of the preparation, printing, and mailing of one or more prospectus/proxy statements and any other proxy or solicitation materials relating to the transactions contemplated by this Agreement shall be borne exclusively by Cromwell, including without limitation the fees and expenses of any proxy solicitation firm retained by Cromwell or by AMG Funds LLC at the request of Cromwell. In addition to the foregoing, the following shall be born exclusively by Cromwell: (i) the cost of any consents provided by the Target Fund’s independent registered public accounting firm in connection with any registration statements on Form N-14 or Form N-1A to be filed by TFS with respect to the Acquiring Fund, and (ii) any fees or costs to terminate the Target Fund’s blue sky registrations. Notwithstanding the foregoing, each party shall pay the related fees and expenses of its own counsel.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1    Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of TFS or AMG, on behalf of either the Acquiring Fund or the Target Fund, respectively; provided, however, that following the approval of this Agreement by the Target Fund Shareholders pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval. Any amendment must be in a writing signed by the parties hereto to be bound by such amendment.
9.2    Termination. This Agreement may be terminated at any time prior to the Closing Date by: (i) mutual agreement of TFS and AMG; (ii) by either TFS or AMG if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by TFS if any condition precedent to its obligations set forth herein has not been fulfilled or waived by TFS and reasonably appears that it will not or cannot be met; or (iv) by AMG if any condition precedent to its obligations set forth herein has not been fulfilled or waived by AMG and reasonably appears that it will not or cannot be met. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under paragraphs 7.1 and 7.2, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by e-mail and overnight delivery addressed as follows:

If to TFS:
Total Fund Solution
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Suite 100
Glendora, CA 91741
Attention: Elaine E. Richards
Telephone: (626) 914-7363
Email: elaine.richards@usbank.com

With copies (which shall not constitute notice) to:
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
Attention: Fabio Battaglia, III
Telephone: (215) 564-8077
Email: fbattaglia@stradley.com

If to AMG:
AMG Funds LLC
One Stamford Plaza
680 Washington Boulevard, Suite 500
Stamford, CT 06901
Attention: Mark Duggan
Telephone No.: 203-299-3544
Email: mark.duggan@amg.com

With a copy (which shall not constitute notice) to:
Ropes & Gray LLP
Attn: Gregory Davis
Telephone No.: 415-315-6327
Email: gregory.davis@ropesgray.com

If to Cromwell:
Cromwell Investment Advisors, LLC
810 Gleneagles Court, Suite 106
Baltimore, MD 21286
Attention: Brian C. Nelson
Telephone: (443) 279-2008
Email: bnelson@thecromwellfunds.com

With a copy (which shall not constitute notice) to:
Alston & Bird LLP
950 F Street, NW

Washington, DC 20004
Attn: David Baum
Telephone No.: (202) 239-3300
Email: david.baum@alston.com

ARTICLE XI

MISCELLANEOUS

11.1    Entire Agreement.

a.AMG and TFS agree that they have not made any representation, warranty or covenant, on behalf of either the Target Fund or the Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2    Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3    Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5    Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement. An electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as it executed in the original by such officer.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of March 7, 2022.

AMG FUNDS I on behalf of its series, AMG Managers CenterSquare Real Estate Fund	TOTAL FUND SOLUTION on behalf of its series, Cromwell CenterSquare Real Estate Fund
By:____________________	By:________________________
Name:	Name: Michael J. Weckwerth
Title:	Title: President

Solely for purposes of paragraphs 4.3 and 5.13. AMG FUNDS LLC	Solely for purposes of paragraphs 4.4, 5.13 and 8.2. CROMWELL INVESTMENT ADVISORS, LLC
By:____________________	By:________________________
Name:	Name: Brian C. Nelson
Title:	Title: President

Solely for purposes of paragraphs 4.5 and 7.3. CENTERSQUARE INVESTMENT MANAGEMENT LLC
By:____________________
Name:
Title:

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUND
The Acquiring Fund will adopt the financial statements of the Target Fund, the accounting survivor of the Reorganization. The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the past five fiscal years and are included in the Target Fund’s prospectus which is incorporated herein by reference. The audited and unaudited financials of the Target Fund are also included in the Target Fund’s Annual Report and Semi-Annual Report, respectively, which are incorporated herein by reference.

AMG Managers CenterSquare Real Estate Fund
Financial Highlights
For a share outstanding throughout each fiscal period

			For the fiscal years ended December 31,			For the fiscal period ended December 31,		For the fiscal years ended October 31,
	For the six months ended June 30, 2021

Class N	(unaudited)		2020	2019	2018	2017[1]		2017[2]	2016[3]
Net Asset Value, Beginning of Period	$10.51		$11.04	$9.56	$10.43	$11.02		$11.68	$12.34
Income (loss) from Investment Operations:
Net investment income[4,5]	0.10		0.11	0.18	0.15	0.09	[6]	0.10	0.22	[7]
Net realized and unrealized gain (loss) on investments	2.06		(0.42)	1.99	(0.73)	0.34		0.42	0.40
Total income (loss) from investment operations	2.16		(0.31)	2.17	(0.58)	0.43		0.52	0.62
Less Distributions to Shareholders from:
Net investment income	(0.09)		(0.13)	(0.21)	(0.19)	(0.06)		(0.21)	(0.15)
Net realized gain on investments	—		—	(0.48)	(0.07)	(0.96)		(0.97)	(1.13)
Paid in capital	—		(0.09)	—	(0.03)	—		—	—
Total distributions to shareholders	(0.09)		(0.22)	(0.69)	(0.29)	(1.02)		(1.18)	(1.28)
Net Asset Value, End of Period	$12.58		$10.51	$11.04	$9.56	$10.43		$11.02	$11.68
Total Return[5,8]	20.62%	[9]	(2.61)%	22.90%	(5.55)%	3.95%	[9]	4.75%	5.33%
Ratio of net expenses to average net assets[10]	1.12%	[11,12]	1.11%	1.10%	1.11%	1.04%	[11]	1.08%	1.15%
Ratio of gross expenses to average net assets[13]	1.12%	[11,12]	1.15%	1.10%	1.12%	1.06%	[11,14]	1.09%	1.16%
Ratio of net investment income to average net assets[5]	1.68%	[11]	1.07%	1.62%	1.50%	3.61%	[11]	0.91%	1.88%
Portfolio turnover	38%	[9]	131%	76%	57%	13%	[9]	71%	65%
Net assets end of period (000’s) omitted	$97,584		$90,167	$166,047	$169,546	$235,690		$243,684	$422,106

AMG Managers CenterSquare Real Estate Fund
Financial Highlights
For a share outstanding throughout each fiscal period

			For the fiscal years ended December 31,			For the fiscal period ended December 31,		For the fiscal period ended October 31,
	For the six months ended June 30, 2021

Class I	(unaudited)		2020	2019	2018	2017[1]		2017[15]
Net Asset Value, Beginning of Period	$10.51		$11.04	$9.56	$10.43	$11.02		$11.22
Income (loss) from Investment Operations:
Net investment income[4,5]	0.10		0.12	0.19	0.17	0.09	[6]	0.11
Net realized and unrealized gain (loss) on investments	2.07		(0.42)	1.99	(0.73)	0.34		(0.26)
Total income (loss) from investment operations	2.17		(0.30)	2.18	(0.56)	0.43		(0.15)
Less Distributions to Shareholders from:
Net investment income	(0.10)		(0.13)	(0.22)	(0.21)	(0.06)		(0.05)
Net realized gain on investments	—		—	(0.48)	(0.07)	(0.96)		—
Paid in capital	—		(0.10)	—	(0.03)	—		—
Total distributions to shareholders	(0.10)		(0.23)	(0.70)	(0.31)	(1.02)		(0.05)
Net Asset Value, End of Period	$12.58		$10.51	$11.04	$9.56	$10.43		$11.02
Total Return[5,8]	20.70%	[9]	(2.47)%	23.06%	(5.40)%	3.97%	[9]	(1.30)%	[9]
Ratio of net expenses to average net assets[16]	0.99%	[11,12]	0.98%	0.97%	0.98%	0.90%	[11]	0.94%	[11]
Ratio of gross expenses to average net assets[13]	0.99%	[11,12]	1.02%	0.97%	0.99%	0.92%	[11,14]	0.95%	[11]
Ratio of net investment income to average net assets[5]	1.81%	[11]	1.19%	1.75%	1.64%	3.75%	[11]	1.46%	[11]
Portfolio turnover	38%	[9]	131%	76%	57%	13%	[9]	71%	[9]
Net assets end of period (000’s) omitted	$87,207		$50,587	$56,324	$54,734	$58,716		$57,902

AMG Managers CenterSquare Real Estate Fund
Financial Highlights
For a share outstanding throughout each fiscal period

			For the fiscal years ended December 31,			For the fiscal period ended December 31,		For the fiscal period ended October 31,
	For the six months ended June 30, 2021

Class Z	(unaudited)		2020	2019	2018	2017[1]		2017[15]
Net Asset Value, Beginning of Period	$10.51		$11.04	$9.56	$10.43	$11.02		$11.22
Income (loss) from Investment Operations:
Net investment income[4,5]	0.12		0.13	0.21	0.18	0.09	[6]	0.12
Net realized and unrealized gain (loss) on investments	2.07		(0.42)	1.99	(0.73)	0.34		(0.26)
Total income (loss) from investment operations	2.19		(0.29)	2.20	(0.55)	0.43		(0.14)
Less Distributions to Shareholders from:
Net investment income	(0.11)		(0.14)	(0.24)	(0.22)	(0.06)		(0.06)
Net realized gain on investments	—		—	(0.48)	(0.07)	(0.96)		—
Paid in capital	—		(0.10)	—	(0.03)	—		—
Total distributions to shareholders	(0.11)		(0.24)	(0.72)	(0.32)	(1.02)		(0.06)
Net Asset Value, End of Period	$12.59		$10.51	$11.04	$9.56	$10.43		$11.02
Total Return[5,8]	20.86%	[9]	(2.34)%	23.21%	(5.30)%	4.00%	[9]	(1.27)%	[9]
Ratio of net expenses to average net assets[16]	0.87%	[11,12]	0.86%	0.85%	0.86%	0.79%	[11]	0.83%	[11]
Ratio of gross expenses to average net assets[13]	0.87%	[11,12]	0.90%	0.85%	0.87%	0.81%	[11,14]	0.84%	[11]
Ratio of net investment income to average net assets[5]	1.93%	[11]	1.32%	1.87%	1.75%	3.86%	[11]	1.57%	[11]
Portfolio turnover	38%	[9]	131%	76%	57%	13%	[9]	71%	[9]
Net assets end of period (000’s) omitted	$31,964		$300	$6,441	$278	$149		$143
1The Fund changed its fiscal year end from October 31 to December 31.
2Effective February 27, 2017, Class S was renamed Class N.
3Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.
4Per share numbers have been calculated using average shares.
5Total returns and net investment income would have been lower had certain expenses not been offset.
6Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.08, $0.08 and $0.08 for Class N, Class I, and Class Z, respectively.
7Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12 for Class N shares.
8The total return is calculated using the published Net Asset Value as of period end.
9Not annualized.
10Includes reduction from broker recapture amounting to less than 0.01% for the six months ended June 30, 2021, 0.01% for the fiscal year ended December 31, 2020, less than 0.01% for the fiscal year ended December 31, 2019, 0.01% for the fiscal year ended December 31, 2018, less than 0.01% for the period ended December 31, 2017, and 0.01% and 0.01% for the fiscal years ended October 31, 2017 and 2016, respectively.
11Annualized.
12Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
13Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.
14Ratio does not reflect the annualization of audit, printing and registration expenses.
15Commencement of operations was on February 27, 2017.

16Includes reduction from broker recapture amounting to less than 0.01% for the six months ended June 30, 2021, 0.01% for the fiscal year ended December 31, 2020, less than 0.01% for the fiscal year ended December 31, 2019, 0.01% for the fiscal year ended December 31, 2018, less than 0.01% for the period ended December 31, 2017, and 0.01% for the period ended October 31, 2017.

APPENDIX C - OWNERSHIP OF SHARES OF THE TARGET FUND
As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the Target Fund’s knowledge) who owned 5% or more of each class of the Target Fund’s shares are set forth below:

Class N Shares
Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	27.45%	Record
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	26.06%	Record
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	13.87%	Record
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	7.16%	Record
Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K 8515 E Orchard Road 2T2 Greenwood Village, Colorado 80111	5.95%	Record

Class I Shares
Name and Address	% Ownership	Type of Ownership
National Financial Services LLC* For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	73.62%	Record
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.09%	Record

Class Z Shares
Name and Address	% Ownership	Type of Ownership
CF REIT Portfolio LLC 15 Old Danbury Road Wilton, Connecticut 06897	98.62%	Record

C-1

* Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Target Fund as of December 10, 2021, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, to the knowledge of the Target Fund, no entity or person “controlled” (within the meaning of the 1940 Act) the Target Fund, or owned beneficially 25% or more of the outstanding shares of the Target Fund, as of December 10, 2021. An entity or person that “controls” the Target Fund could have effective voting control over the Target Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Target Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of the Record Date, the officers and Trustees of AMG Funds I, as a group, owned less than 1% of the outstanding shares of each class of the Target Fund.
C-2

APPENDIX D - SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Below is information about the manner in which the Acquiring Fund (referred to as the “Fund” throughout Appendix D) offers shares.

Investors can choose among three classes of shares: Investor Class, Institutional Class and Class Z.

The classes differ in expense structure and eligibility requirements. When choosing a share class, it is important to consider these three factors:

•The amount you plan to invest;
•Your investment objectives; and
•The expenses and charges for the class.

We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

Investor Class Shares
Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Investor Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. The Investor Class shares do not pay distribution (12b-1) fees at this time.

Institutional Class Shares
Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. The Institutional Class shares do not pay distribution (12b-1) fees. Shareholders who transact in Institutional Class shares through a financial intermediary may be required to pay a commission to the financial intermediary for effecting such transactions.

Class Z Shares*
Class Z shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class Z’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. The Class Z shares do not pay distribution (12b-1) fees.

*Individual retirement accounts may only invest in Class Z shares if the account is held directly on the books of the Fund (e.g., not through an omnibus or NSCC networked account established by a financial intermediary).

Share Price
The price of a Fund’s shares is the Fund’s NAV. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV for the Fund is calculated at the close of regular trading on the NYSE which is generally 4:00 p.m., Eastern time. The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Fund will calculate its NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each equity security owned by the Fund, including shares of closed-end funds, that is listed on a national securities exchange, except portfolio securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange at the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. When the price of a debt security is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Sub-Adviser to believe that the security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that Fund shares are accurately priced. The Board of Trustees will regularly evaluate whether the fair value pricing procedures continue to be appropriate in light of the specific circumstances and the quality of prices obtained through their application by the Trust’s Valuation Committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing. The Sub-Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
All purchase requests received in good order by the Transfer Agent, or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share, plus any applicable sales charges. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share, plus any applicable sales charges. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” below.

Each account application (an “Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market timers.” See “Tools to Combat Frequent Transactions” below. A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class Shares
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class Shares
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100
Class Z Shares
Regular Accounts	$5,000,000	$1,000
Individual Retirement Accounts	$500,000	$1,000

A Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts in its sole discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain intermediaries also may have investment minimums which may differ from a Fund’s minimums, and may be waived at the intermediaries’ discretion. Investment minimums may be waived for wrap fee programs. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Purchase Requests Must Be Received in Good Order. Your share price will be the next calculated NAV per share, after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

•the name of the Fund and share class;
•the dollar amount of shares to be purchased;
•your account application or, for subsequent investments, an investment stub; and
•a check payable to Cromwell CenterSquare Real Estate Fund

The Fund reserves the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change.

The offering and sale of shares of the Fund have not been registered outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Investing by Telephone. If you accepted telephone options (on the Account Application or by subsequent arrangement in writing), and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund at 1-855-625-7333 (toll free). You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows shareholders to move money from their bank accounts to their Fund accounts upon request. Only bank accounts held at U.S. financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100 once an initial investment has been made. If your order is received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV, plus any applicable sales charges, determined on the day that your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Purchase by Mail. To purchase Fund shares by mail, complete and sign the Account Application and mail it, together with your check made payable to Cromwell CenterSquare Real Estate Fund, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

Regular Mail	Overnight or Express Mail
Cromwell CenterSquare Real Estate Fund	Cromwell CenterSquare Real Estate Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders. The Fund reserves the right to reject any application.

Purchase by Wire Transfer. If you are making your first investment in the Fund through a wire purchase, the Transfer Agent must have received a completed Account Application before you wire funds. You may mail or use an overnight service to deliver your Account Application to the Transfer Agent at one of the above addresses. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your financial institution to send the wire transfer. Prior to sending the wire transfer, please call the Transfer Agent at 1-855-625-7333 (toll-free) to advise it of the wire transfer and to ensure proper credit upon receipt. Your financial institution must include the name of the Fund, your name and your account number so that monies may be correctly applied. Your financial institution should transmit immediately available funds by wire to:

Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Cromwell CenterSquare Real Estate Fund

(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and U.S. Bank National Association are not responsible for the consequences of delays from the banking or Federal Reserve wire systems or from incomplete wiring instructions.

Subsequent Investments. The minimum subsequent investment for Class C shares, Institutional Class shares and Investor Class shares is $100. Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire transfer. You must call to notify the Fund at 1-855-625-7333 (toll-free) before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any subsequent investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (the “AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly basis. In order to participate in the AIP, your financial institution must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A fee (currently $25) will be charged if your bank does not honor an AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund at 1-855-625-7333 (toll-free) or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and the financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV, plus any applicable sales charges, next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV, plus any applicable sales charges, next calculated after receipt in good order by the Authorized Intermediary, consistent with applicable laws and regulations. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, you should contact your financial intermediary directly.

Brokerage Platforms. Institutional Class shares may be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker. Such broker commissions are not reflected in the Fund’s fee table or expense examples.
Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism

Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•full name;
•date of birth (individuals only);
•Social Security or taxpayer identification number; and
•permanent street address (a post office box number alone is not acceptable).

If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

If any information listed above is missing, your Account Application will be returned, and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the AML Program. The Fund reserves the right to request additional clarifying information and may close your account if clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-855-625-7333 (toll-free).

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary. However, if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with an Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem all or part of your Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly through the Fund, you must contact the Fund either by mail or by telephone to place a redemption request. Shares of the Fund are redeemed at the next calculated NAV after the Fund has received your redemption request in good order. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of regular trading on the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares in an IRA or other tax-advantaged account must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-625-7333 (toll-free). Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request will not be processed on days on which the NYSE is closed. All requests received by the Fund in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request will be deemed in “good order” if it includes:

•the shareholder’s name;
•the name of the Fund and share class you are redeeming from;
•the account number;
•the share or dollar amount to be redeemed; and
•the signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

The Fund reserves the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For more information about your financial intermediary’s requirements for redemption requests in “good order”, please contact your financial intermediary.

You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the bank instructions previously established for your account, or federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request, unless the Fund has suspended your right of redemption or postponed the payment date as permitted under the federal securities laws.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

If the Transfer Agent has not yet collected payment for recently purchased shares that you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) during any period in which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, (2) during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets or (3) during such other periods as the SEC prescribes for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

The Fund may delay paying redemption proceeds for up to 7 calendar days after receiving a request if an earlier payment could adversely affect the Fund.

Redemption in-Kind. The Fund generally pays redemption proceeds in cash. However, the Trust, on behalf of the Fund, has filed a notice of election pursuant to Rule 18f-1 under the 1940 Act, under which the Trust, on behalf of the Fund, has reserved the right for the Fund to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. These securities received in-kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of such in-kind securities may generate taxable gains.

Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used in stressed market conditions. The Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that the Fund redeems shares in-kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in the Fund’s portfolio securities. However, the Fund may also redeem in-kind using individual securities as circumstances dictate.

Signature Guarantees. The Transfer Agent may require a signature guarantee for some redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature

Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•if ownership is being changed on your account;
•when redemption proceeds are payable or sent to any person, address or bank account not on record;
•when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You may execute most redemption requests by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Cromwell CenterSquare Real Estate Fund	Cromwell CenterSquare Real Estate Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption. If you accepted telephone options (on the Account Application or by subsequent arrangement in writing), you may redeem shares in amounts of $100,000 or less by instructing the Fund by telephone at 1-855-625-7333 (toll-free). A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions cannot be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Wire Redemption. Wire transfers may be arranged to redeem shares. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar-specific trades and from proceeds on complete redemptions and share-specific trades. There is no such charge to have proceeds sent via ACH.

Systematic Withdrawal Plan (“SWP”). The Fund offers a SWP through which you or your representatives may request that a redemption in a specific dollar amount be sent to you each month, calendar quarter or year. You may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have a value of at least $2,000. The minimum amount that may be withdrawn each month, quarter or year is $100. The SWP may be terminated or modified by a shareholder or the Fund at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 1-855-625-7333 (toll-free) for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV. The Fund will provide you with written notice at least 30 days prior to redeeming your account. Redemption of a shareholder’s account by the Fund may result in a taxable capital gain or loss for federal income tax purposes.

Converting Shares
Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion and no sales load or other charge is imposed. The Fund expects all share class conversions to be made on a tax-free basis. The Fund reserves the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

Investors who hold Institutional Class shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Institutional Class shares by their program provider to Investor Class shares of the Fund, which have expenses that may be higher than the expenses of the Institutional Class shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term market timers who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Sub-Adviser determines that current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities and in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that you have engaged in excessive short-term trading, it may, in its discretion, ask you to stop such activities or refuse to process purchases in your accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance or whether the shareholder has conducted four round trip transactions within a 12-month period.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions that the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use non-disclosed or omnibus accounts, the Fund may not always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information-sharing agreements with its Authorized Intermediaries pursuant to which the Authorized Intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s Pricing Service does not provide a valuation (or provides a valuation that, in the judgment of the Sub-Adviser, does not represent the security’s fair value), or when, in the judgment of the Sub-Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Appendix under the heading “Share Price.”

Distributions and Taxes
Distributions
The Fund will make distributions of net investment income dividends at least quarterly, typically during the months of March, June, September and December. These payments could be treated as returns of capital for U.S. federal income tax purposes. The Fund normally declares and pays out net realized capital gain distributions, if any, annually in December. The Fund may make additional distributions if it deems a distribution to be desirable at other times during the year.You may also change your elections any time by giving the Fund written notice at least 10 days before the scheduled payment date.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. If you wish to change your distribution option, write to or call the Transfer Agent or Financial Professional in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent receives the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of the Fund’s distributions made to shareholders. Please consult your tax advisor before investing.

The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions. However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as a long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities. The Fund will notify you if it is eligible to and makes such an election.
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when those shareholders subsequently sell or redeem those shares. The Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Statement of Additional Information
January 3, 2022

For the Reorganization of

AMG Managers CenterSquare Real Estate Fund
a series of AMG Funds I
680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
800-548-4539

into

Cromwell CenterSquare Real Estate Fund
A series of Total Fund Solution
615 East Michigan Street, Milwaukee, Wisconsin 53202
1-855-625-7333

Acquisition of the Assets and Assumption of the Liabilities of:	By and in Exchange for Shares of:
AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I	Cromwell CenterSquare Real Estate Fund, a series of Total Fund Solution

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the AMG Managers CenterSquare Real Estate Fund (the “Target Fund”), a series of AMG Funds I, into the Cromwell CenterSquare Real Estate Fund (the “Acquiring Fund”), a series of Total Fund Solution. In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Target Fund’s liabilities.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated January 3, 2022 (the “Proxy Statement”), relating to the Reorganization. To obtain a copy of the Proxy Statement, without charge, please write to the Target Fund at the address set forth above or call 800-548-4539.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund are not available. Copies of the Acquiring Fund’s annual and semi-annual reports may be obtained when available, without charge, upon request by calling 1-855-625-7333 or visiting www.cromwellmutualfunds.com.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

i.the Statement of Additional Information of the Target Fund, dated May 1, 2021, as amended and supplemented (File Nos. 033-44909 and 811-06520);
ii.the Annual Report for the Target Fund for the fiscal year ended December 31, 2020 (File No. 811-06520); and
iii.the Semi-Annual Report for the Target Fund for the fiscal period ended June 30, 2021 (File No. 811-06520).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented as the Target Fund is being combined with the Acquiring Fund, a newly-created series of Total Fund Solution (the “Trust”), which does not have any assets or liabilities. The Reorganization will not result in (1) a material change to the Acquiring Fund’s investment portfolio due to investment restrictions, or (2) a change in accounting policies.

2

-i-

The Trust
Total Fund Solution (the “Trust”) is a Delaware statutory trust organized on July 29, 2021 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is one series, or mutual fund, formed by the Trust. The Fund is a non-diversified series and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with no par value. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the shareholders of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust, on behalf of the Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each Fund’s share classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers the following classes of shares: Investor Class, Institutional Class and Class Z.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Cromwell Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Effective on March 7, 2022, AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I (the “Predecessor Fund”), reorganized into the Fund (the “Reorganization”). Pursuant to the Reorganization, the Fund is the successor to the accounting and performance information of the Predecessor Fund. The Predecessor Fund operated for the period from December 31, 1997.

Fund History
Investor Class shares commenced operations (through the Predecessor Fund) on December 31, 1997. Institutional Class and Class Z commenced operations (through the Predecessor Fund) on February 24, 2017. Effective February 27, 2017, AMG Managers CenterSquare Real Estate Fund (formerly AMG Managers Real Estate Securities Fund, which was formerly Managers Real Estate Securities Fund) established three classes of shares:

1

Class I, Class N and Class Z shares. Effective April 28, 2014, Managers Real Estate Securities Fund changed its name to AMG Managers Real Estate Securities Fund. Effective October 1, 2016, AMG Managers Real Estate Securities Fund changed its name to AMG Managers CenterSquare Real Estate Fund. Also effective October 1, 2016, AMG Managers CenterSquare Real Estate Fund’s sole class was reclassified and redesignated as Class S shares. Effective February 27, 2017, AMG Managers CenterSquare Real Estate Fund’s Class S shares were renamed Class N shares.

Effective April 28, 2014, Managers Trust I changed its name to AMG Funds I and the Predecessor Fund’s investment manager changed its name from Managers Investment Group LLC to AMG Funds LLC.

On November 1, 2017, the Predecessor Fund changed its fiscal year end from October 31 to December 31.

Investment Policies, Strategies and Associated Risks
The following is additional information regarding the investment policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end management investment company, and the Fund is a non-diversified series of the Trust.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law. The information below does not describe every type of investment, technique or risk to which the Fund may be exposed. The Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

(1)    Asset-Backed Securities

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments, although in a period of declining interest rates, pre-payments on asset-backed securities may increase and the Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities also involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

(2)    Below Investment Grade Debt Securities (“Junk Bonds”)

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The Fund may invest in below investment grade debt securities. Bonds rated below BBB by S&P Global Ratings (“S&P”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or an equivalent rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) are commonly known as “junk bonds.” See “Description of Bond Ratings Assigned By S&P Global Ratings and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value (“NAV”).

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of the Fund’s investment objective may be more dependent on the Sub-Adviser’s own credit analysis than is the case for higher rated securities. Although the Sub-Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Sub-Adviser performs research and independently assesses the value of particular securities relative to the market. The Sub-Adviser’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Sub-Adviser buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

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Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact the Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Sub-adviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(3)    Borrowing

Under the 1940 Act, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (the “SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, the Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. The Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, the Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. If the Fund borrows to invest in securities and the related gains from the investment and/or any hedging activity exceed the cost of borrowing and/or losses on hedging, the NAV of the shares will rise more than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(4)    Cash Equivalents

The Fund may invest in cash equivalents to the extent that such investments are consistent with the Fund’s investment objective, policies and restrictions, and as discussed in the Fund’s Prospectus and this SAI. A description of the various types of cash equivalents that may be purchased by the Fund appears below.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or a savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

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Repurchase Agreements. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed-upon date and price. The resale price normally reflects the purchase price plus a mutually agreed-upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short, and at no time will the Fund enter into a repurchase agreement for a period of more than seven (7) days.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(5)    Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

(6)    Collateralized Debt Obligations

The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

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The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(7)    Convertible Securities

The Fund may invest in convertible securities, subject to any restrictions set forth in the Prospectus and this SAI. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

(8)    Depositary Receipts

Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.

Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs. Shareholders generally will not be entitled separately to deduct their pro rata shares of the foreign taxes paid or withheld in computing their taxable income, or to take such shares as a credit against their U.S. federal income tax. If shareholders are not so eligible, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored GDRs and

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ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

(9)    Derivative Instruments

The following describes certain derivative instruments and products in which the Fund may invest and risks associated therewith. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, correlation risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements.

The Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, the Fund may purchase and sell futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities, and related options. Through the use of Index Futures and related options, the Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Fund may enter into futures contracts for the purchase or sale of fixed-income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through major commodity brokers. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market, as a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. However, there can be no

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assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $184 on that future date, the Fund will lose $400 (100 units x loss of $4). Any transaction costs must also be included in these calculations.

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Fund may invest will be developed and traded in the future.

The Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When the Fund purchases or sells a futures contract, the Fund is required to deposit with its futures commission merchant an amount of margin set by the clearing house on which the contract is cleared and the Fund’s futures commission merchant. This amount may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund may earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market” and is generally considered a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily NAV, the Fund will mark to market its open futures positions, and the Fund would be obligated to meet margin requirements until the position is closed. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge.

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The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position, and the Fund would be obligated to meet margin requirements until the position is closed. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge.

Limitations on Use of Futures and Options on Futures. The Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. The Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the U.S. Commodity Futures Trading Commission (the “CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, the Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust its exposure to a particular market. The Fund will not enter into futures contracts for speculation.

When purchasing a futures contract, the Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of

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Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to segregate or earmark liquid assets in an amount equal to the Fund’s daily mark-to-market (i.e., net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the full notional value of the futures contract. By segregating assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of the futures contract.

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. As of the date of this SAI, the Fund is operated by a person, the Adviser, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 thereunder (the “exclusion”) promulgated by the CFTC (with respect to the Fund). Accordingly, the Adviser (with respect to the Fund) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use any commodity interests and in the manner in which it holds out its use of such commodity interests. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less

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than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker or clearing house with whom the Fund has an open position in a futures contract or related option. See “Derivatives Counterparty Risk” below.

Forward Currency Contracts. The Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed-upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to “lock in” the dollar price of securities

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denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, the Fund will set aside with its custodian or earmark securities considered to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When the Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction. See “Derivatives Counterparty Risk” below.

Options. The Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The Fund can use both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

The Fund may purchase call options for any purpose. For example, a call option may be purchased by the Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit the Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium. The Fund will commit no more than 5% of its net assets to premiums when purchasing call options. Any transaction costs must also be included in these calculations.

The Fund may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold. The Fund will commit no more than 5% of its net assets to premiums when purchasing put options.

The Fund may write call or put options for any purpose. For example, writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. The Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid. Covered call options will generally be written on securities and currencies which, in the opinion of the Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive

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investments for the Fund. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund’s net assets.

Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid. The Fund would generally write covered put options in circumstances where the Sub-Adviser wishes to purchase the underlying security or currency for that Fund’s portfolio at a price lower than the current market price of the security or currency.

The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by the Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

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Additional risks related to options are discussed below (“Risks Related to OTC Options” and “Derivatives Counterparty Risk”).

Options on Indices. To the extent permitted by applicable law or regulation, the Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as those that underlie the index and, as a result, the Fund bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded

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on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

Foreign Currency Options. The Fund may use currency options, for example, to cross-hedge or to increase total return when the Sub-adviser anticipates that the currency will appreciate or depreciate in value. The Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium paid for the put option. Any transaction costs must also be included in these calculations. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options differ from listed options in that they are bilateral contracts with strike prices, expiration dates and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared, as discussed further in “Risks of Government Regulation of Derivatives” below.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and the Fund may look only to the broker with whom a position is held for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to risk of loss. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

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Certain of the Fund’s investments in derivative instruments may produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. The Fund may be required to accrue and distribute imputed income from certain derivative investments on a current basis, even though the Fund does not receive the income currently. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return. For U.S. federal income tax information regarding derivative instruments, see “Certain U.S. Federal Income Tax Matters” below.

Swap Agreements. To the extent permitted by applicable law or regulation, the Fund may engage in swap transactions, including, but not limited to swap transactions on interest rates, security indices (including broad-based security indices), specific securities and currency exchange rates.

The Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost-efficient manner.

Swap agreements include two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. The Fund may also “cover” swaps in accordance with applicable SEC guidelines. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on many factors, including the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven calendar days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and the Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of the Fund’s net assets.

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Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Transactions in some types of swaps (including certain interest rate swaps and credit default swaps) are required to be centrally cleared. In a transaction involving those swaps, the Fund’s counterparty is a clearing house rather than the original counterparty to the derivatives transaction (i.e., a bank or broker), so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. See also “Derivatives Counterparty Risk” and “Risks of Government Regulation of Derivatives” below.

Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV.

The Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. The Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

Derivatives Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to derivative contracts. There can be no assurance that a counterparty will be able or willing to meet its obligations. Events that affect the ability of the Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. If a counterparty becomes insolvent, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract.

Transactions in certain types of derivatives including futures and options on futures as well as some types of swaps are required to be centrally cleared. In a transaction involving such derivatives, the Fund’s counterparty is a clearing house so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. In addition, if a clearing

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member does not comply with applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. Rules and regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, starting January 1, 2023 federal position limits will apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, may must be aggregated for purposes of complying with speculative limits. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by Adviser and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser (acting in its capacity as investment manager of the Fund) may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser (acting in its capacity as investment manager of the Fund) believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The regulation of swaps and futures transactions in the U.S., the European Union (“EU”) and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in new regulation of derivatives, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swaps contracts and other derivatives. Because these requirements are relatively new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Sub-Adviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. Rules adopted under the Dodd-Frank Act require certain OTC derivatives, including certain interest rate swaps and certain credit default swaps (and potentially other types of OTC derivatives in the future), to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. (See “Additional Risk Factors in Cleared Derivatives Transactions” below.) It is also unclear how the regulatory changes will affect counterparty risk.

Additionally, U.S. regulators, the EU and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties. They impose regulatory requirements on the timing of transferring margin. The Fund is already subject to variation margin requirements under such rules and may become subject to initial margin requirements under such rules in 2022. Such requirements could increase the

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amount of margin the Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Also, as noted above, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. New special resolution regimes adopted in the United States, the EU and various other jurisdictions provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

The SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 to invest in derivatives and certain related instruments will not be required until approximately the middle of 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests, requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. As the Fund transitions into reliance on Rule 18f-4, the Fund’s approach to asset segregation and coverage requirements described in this SAI with respect to derivatives may be impacted.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail

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similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

Segregated Accounts or Cover. The Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, the Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(10)    Emerging Market Securities

The Fund may invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of the Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in non-emerging market countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

(11)    Equity Securities

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The Fund may invest in equity securities subject to any restrictions set forth in the Fund’s Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the Fund may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. The Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Initial Public Offerings (“IPOs”). The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion, if any, of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Secondary Offerings. The Fund may invest in secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of the Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, the Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

(12)    Eurodollar Bonds and Yankeedollar Obligations

Eurodollar obligations are U.S.-dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S.-dollar obligations issued inside the United States by foreign entities. Eurodollar bonds are bonds issued outside the U.S. and are denominated in U.S. dollars.

(13)    Foreign Securities

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The Fund may invest in foreign securities, subject to any restrictions set forth in the Fund’s Prospectus and this SAI. Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, GDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible embargoes or economic sanctions on a country, sector or issuer, possible imposition of withholding or other taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of the Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. The Fund may be required to liquidate other assets in order to make up the shortfall.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Sub-Adviser to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that the Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the

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charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. Therefore, the Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment. Please see “Investment Company Securities” below for more information on the risks of investing in other investment companies.

The Fund’s interest and dividend income from, or proceeds from the sale or other disposition of the securities of, foreign issuers may be subject to non-U.S. withholding and other foreign taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries impose a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. Shareholders generally will not be entitled separately to deduct their pro rata shares of such taxes in computing their taxable income, or to take such shares as a credit against their U.S. federal income tax. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

(14)    Illiquid Securities, Private Placements and Certain Unregistered Securities

The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. The Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If the Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its NAV, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. Subject to these limitations, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if the Fund reasonably expects the investment cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The price the Fund’s portfolio may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.
The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Fund to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees, have designated the Sub-Adviser to administer the Fund’s LRMP and the Sub-Adviser has formed a Liquidity Risk Management Committee to which it has delegated responsibilities for the ongoing operation and management of the

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LRMP. Under the LRMP, the Sub-Adviser assesses, manages, and periodically reviews the Fund’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to the Fund that there may not be a buyer for these securities at a price that the Fund believes represents the security’s value should the Fund wish to sell the security. If a security the Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(15)    Inflation-Linked Bonds

To the extent it may invest in fixed-income securities, the Fund may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference consumer price index (“CPI”) applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If the Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” If the Fund holds an obligation with original issue discount, it is required to accrue as ordinary income a portion of such original issue

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discount even though it receives no corresponding interest payment in cash. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

(16)    Inverse Floating Obligations

Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Sub-adviser may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(17)    Investment Company Securities

The Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Adviser and Sub-Adviser to the Fund will consider such fees in determining whether to invest in other investment companies. The Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund’s investments in a closed-end investment company may require the payment of a premium above the NAV of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. In particular, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). The Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, the Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

The Fund may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the Fund enters into and complies with the terms and conditions of an agreement with each ETF, and the Fund complies with the ETF’s exemptive order. ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

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The market value of ETF shares may differ from their NAV per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

In October 2020, the SEC adopted regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, (i) the rescission of various SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of related SEC staff no-action letters and (ii) the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies beyond the statutory limits, subject to various conditions. The rescission of the applicable exemptive orders and the withdrawal of the related no-action letters will be effective on January 19, 2022. After that date, an investment company will be subject to Rule 12d1-4 and other applicable rules under Section 12(d)(1). While the impact of these regulatory changes on the Fund is uncertain, the changes could reduce the Fund’s flexibility to make investments in other registered investment companies and require the Fund to modify its investments.

(18)    Mortgage-Related Securities

Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and “pass-throughs.” “Pass-throughs,” which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, the Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

Some mortgage-related securities are “Interest Only” or “IOs” which receive only the interest paid on the underlying pools of holders or “Principal Only” or “POs” whose interest in the underlying pools is limited to their principal. In general, the Fund treats IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments

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are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed by the full faith and credit of the United States.

Recent Events Regarding FNMA and FHLMC Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer

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or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by the Fund.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” FHLMC and FNMA entered into a joint initiative to develop a common securitization platform for the issuance of a “uniform mortgage-backed security” or “UMBS,” in place of their separate offerings of “to be announced” (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of FHLMC and FNMA mortgage-backed securities.

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The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

In January 2021, the Treasury Department and the Federal Housing Finance Agency reached an agreement to allow Fannie Mae and Freddie Mac to retain more capital. This agreement amended the preferred stock purchase agreements to allow the government-sponsored enterprises to retain all of their earnings until they meet the requirements laid out in the Federal Housing Finance Agency’s capital framework. This framework, which was finalized in November 2020, requires Fannie and Freddie ultimately to hold roughly $275 billion after they have exited conservatorship. It could take more than a decade for Fannie and Freddie to reach this threshold through retained earnings alone.

The Fund’s ability to invest in UMBS to the same degree that the Fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain. While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including the Fund, to adapt to the issuance of UMBS. The Fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

The Fund may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) having a rating of A or higher by Moody’s or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Sub-Adviser.

In the case of privately issued mortgage-related and asset-backed securities, the Fund takes the position that such instruments do not represent interests in any particular industry or group of industries. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During the periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many sub-prime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods.

(19)    Municipal Securities

Municipal securities, including residual interest bonds, are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for U.S. federal income tax purposes, though interest on certain municipal securities may be included for purposes of the federal Alternative Minimum Tax (“AMT”). Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. The Fund does not anticipate holding municipal securities in sufficient quantities to pay exempt-interest dividends. As a result, distributions by the Fund are

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expected to be treated for federal income tax purposes as ordinary dividends without regard to the character in the hands of the Fund of any interest it receives on municipal securities.

Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. See “Description of Bond Ratings Assigned By S&P Global Ratings and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long term municipal securities are typically referred to as “bonds” and short term municipal securities are typically called “notes.”

Payments due on general obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

To the extent the Fund invests in municipal securities, it will limit its investment in municipal leases to no more than 5% of its total assets.

Municipal Notes. Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

Tax Anticipation Notes are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

Bond Anticipation Notes are issued to provide interim financing until long term financing can be arranged.

Municipal Commercial Paper. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

(20)    Obligations of Domestic and Foreign Banks

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The Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(21)    Pay-In-Kind Bonds

The Fund may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer’s balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults. The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

(22)    Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest. The Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in companies engaged in the real estate industry, including, REITs.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

(23)    Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with commercial banks and registered broker-dealers. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed-upon by the parties. The difference between the repurchase price and the original price is the reverse repurchase agreement rate, which reflects the interest rate in effect for the term of the agreement. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is

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more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself.

The Fund will earmark or establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund’s obligation to repurchase the securities. For the purposes of the 1940 Act, reverse repurchase agreements are considered borrowings by the Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund, but for which the Fund is not required to have 300% asset coverage.

(24)    Rights and Warrants

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant or right is not exercised by the date of its expiration, the Fund would lose its entire investment in such warrant or right.

It is the present intention of the Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

(25)    Securities Lending

Although there is no present intent to do so, the Fund may lend its portfolio securities to realize additional income. This lending is subject to the Fund’s policies and restrictions. The Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment; however, the Fund’s securities lending agent has agreed to indemnify the Fund against loss on the investment of the cash collateral. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. While voting rights may pass with the loaned portfolio securities, to the extent possible, the loan will be recalled on a reasonable efforts basis and the securities voted by the Fund.

(26)    Short Sales

The Fund may engage in short selling. The Fund may engage in “short sales against the box,” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, the Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with or for the benefit of the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price

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prevailing at the time of replacement or taking the security the Fund otherwise holds and delivering it to the broker. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions. Any such restrictions may hinder the Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

(27)    U.S. Treasury and Government Securities and Securities of International Organizations

The Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Fund may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the FHLMC, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the FNMA, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. Such securities may involve increased risk, including loss of principal and interest, compared to government debt securities that are backed by the full faith and credit of the U.S. Treasury.

(28)    Variable and Floating Rate Securities and Participation Interests

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

The Fund may invest in participation interests purchased from banks in variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature.
Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the underlying obligation, plus accrued interest.

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(29)    When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when-issued or delayed delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the daily value of the securities when determining its NAV, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

In connection with these transactions, the Fund will earmark or maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued or delayed-delivery security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued or delayed-delivery transactions may allow the Fund to hedge against changes in interest rates.

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to the Fund of an advantageous return or price. Although the Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser and the Sub-Adviser deem it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis.

(30)    Zero Coupon Securities

“Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

The Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. The Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

Additional Risks

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes,

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fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak in 2020, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.

The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund.

Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund’s investments. At a referendum in June 2016, the United Kingdom (the “UK”) voted to leave the EU thereby initiating the British exit from the EU (commonly known as “Brexit”). In March 2017, the UK formally notified the European Council of the UK’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a multi-year period of negotiations regarding the terms of the UK’s exit from the EU, which formally occurred on January 31, 2020. A transition period is taking place following the UK’s exit where the UK remains subject to EU rules but has no role in the EU law-making process. During this transition period, UK and EU representatives are negotiating the precise terms of their future relationship. There is still considerable uncertainty relating to the potential consequences associated with the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. Brexit may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of the Fund’s investments.

Many financial instruments use or may use a floating rate based on London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the UK Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The transition away from and eventual elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Fund that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and other assets or liabilities tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the

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recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. SOFR is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Proposals for alternative reference rates for other currencies, such as the Sterling Overnight Interbank Average Rate, have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity of investments impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Sub-Adviser may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Fund’s investments, performance or financial condition, and may expose the Fund to additional tax, accounting and regulatory risks. The elimination of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR on the Fund.

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country’s products. In January 2020, the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. Events such as these and their impact on the Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, the Sub-Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund relies on third-party service providers for many of its day-to-day operations, and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers

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may have limited indemnification obligations to the Adviser or the Fund. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Diversification Requirements for the Fund

The Fund does not intend to meet the diversification requirements of the 1940 Act as in effect from time to time. Currently under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. A fund that is non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Industry Concentration

The 1940 Act requires the Fund to state the extent, if any, to which it intends to concentrate investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The SEC staff has also taken the position that a policy relating to industry concentration does not apply to investments in “government securities” (as defined in the 1940 Act) or in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments.

Unless otherwise provided, for purposes of determining whether the Fund’s investments are concentrated in a particular industry or group of industries, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Investment Restrictions

Fundamental Investment Restrictions
The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund:

(1)    May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
(2)    May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

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(3)    May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
(4)    May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
(5)    May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
(6)    May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
(7)    Will concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations. The Fund will concentrate investments in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts.
Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.
Non-Fundamental Investment Restrictions
The following restrictions are designated as non-fundamental with respect to the Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

The Fund may not (except as noted):

(1)    Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts;
(2)    Make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.”
Management of the Fund
Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of four individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
R. Alastair Short 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1953	Trustee and Lead Independent	Indefinite Term; Since September 2021	1	President, Apex Capital Corporation (personal investment vehicle).	Trustee (2004 to present) and Audit Committee Chairman (2004 to 2019), VanEck Funds (mutual fund, 13 series); Trustee and Audit Committee Chairman, VanEck Vectors ETF Trust (mutual fund, 98 series) from 2006 to present; Trustee, VanEck VIP Trust (mutual fund, 7 series) from 2004 to present; Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village.

Thomas F. Mann 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1950	Trustee	Indefinite Term; Since September 2021	1	Private Investor (2012 to present).	Director, Virtus Global Multi‑Sector Income Fund from 2011 to 2016; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to 2016; Trustee, Trust for Advisor Solutions/ Hatteras Alternative Mutual Funds Trust (mutual fund) from 2002 to 2019.

Julie T. Thomas, CPA 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1962	Trustee	Indefinite Term; Since September 2021	1	Chief Compliance Officer, Fund Evaluation Group, LLC (investment advisory firm) from 2015 to present.	None.
Interested Trustee and Officers

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael Weckwerth 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1973	Trustee. Chairman, and President	Indefinite Term; Since September 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (1996 - present).	N/A
Elaine E. Richards 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1968	Secretary	Indefinite Term; Since September 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2007 - present).	N/A
Michael J. Cyr, II CPA 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1992	Treasurer	Indefinite Term; Since September 2021	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-present).	N/A
Michael L. Ceccato 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chief Compliance Officer & Anti-Money Laundering Officer	Indefinite Term; Since September 2021	N/A	Senior Vice President, U.S. Bank Global Fund Services and Vice President, U.S. Bank N.A. (2008 to present).	N/A

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Sub-Adviser, and the Funds’ distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Sub-Adviser and the Funds’ distributor, administrator, custodian and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal board meetings, which are generally held four times per year, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

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Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating and Governance Committee, an Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee, which are discussed in greater detail below under “Trust Committees.” The Board is comprised of four Trustees, three of whom are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised of all of the Independent Trustees. The Chairperson of the Board is an Interested Trustee. The Board has also appointed a Lead Independent Trustee. The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed a Vice President of the U.S. Bank Global Fund Services as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure and composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

R. Alastair Short. Mr. Short’s Trustee Attributes include his experience as an investor in structured, negotiated deals. He is a co-founder of two private equity investment firms and has financial, operational, and transactional experience with a legal background. He is an experienced director, executive and investor, with strong strategic, financial and analytical skills and substantial asset management and Board industry experience. He currently serves on the Board of Van Eck Global Fund and ETFs. The Board believes Mr. Short’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Thomas F. Mann. Mr. Mann’s Trustee Attributes include 45 years of experience in various senior strategic and operational management positions in large, global, financial institutions and small, entrepreneurial environments. He was the Founder of MannMaxx Management, LLC, providing Institutional Asset Solutions as a director and banker to a broad range of asset managers, global banks and Fintech companies. He is an experienced, independent director of diversified mutual fund complexes; chaired the valuation committee with for Hatteras Funds; chaired the nominating and governance committee for VIRTUS; and served on two audit committees qualifying as a “financial expert” under the SEC definition. He has also served as an advisory board member of a boutique asset management M&A advisory firm as well as Amundi North America, AnchorPath Financial Wavelength Capital Management. He has prior experience serving as a director of multiple, privately owned asset management and technology companies; trustee of a corporate pension and 401(k) plans and multiple non-profits organizations. The Board believes Mr. Mann’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Julie T. Thomas, CPA. Ms. Thomas’ Trustee Attributes include has approximately 15 years of compliance experience, including Chief Compliance Officer experience for a registered fund and investment adviser. She is knowledgeable of regulatory requirements and securities laws, including the Investment Advisers Act and the Investment Company Act. Her prior background consists of 15 years of accounting experience including, four years in the public accounting arena (specializing in insurance and retail) and nearly 20 years within the life insurance industry with a broad spectrum of responsibilities. Ms. Thomas has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Thomas’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Michael J. Weckwerth. Mr. Weckwerth’s Trustee Attributes include his 25 years of experience in servicing registered and private investment companies, including more than 15 years as a senior vice president of U.S. Bancorp Fund Services, LLC (“Fund Services”). The Board believes Mr. Weckwerth’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trustee Ownership of Fund Shares
The following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2021.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Fund and other portfolio Shares in the Trust
Independent Trustees
R. Alastair Short	None	None
Thomas F. Mann	None	None
Julie T. Thomas	None	None
Interested Trustee
Michael J. Weckwerth	None	None

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As of the date of this SAI, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which such entity, the Fund, any officer of the Trust, or any of their affiliates was a party.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of all of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Ms. Thomas is designated as the Audit Committee chairperson and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.

Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, which is composed of all of the Independent Trustees. Mr. Mann is designated as the Nominating and Governance Committee chairperson. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating and Governance Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating and Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating and Governance Committee Charter. To comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.

Valuation Committee. The Trust has a Valuation Committee that is not comprised of Trustees, but rather is comprised of officers of the Adviser. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, for determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation
The Independent Trustees receive from the Trust a retainer fee of $40,000 per year, $1,500 for each regular Board meeting of the Trust attended and $500 for each special Board meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Members of the Audit Committee receive $1,500 for each meeting of the Audit Committee attended. The chairman of the Audit Committee receives an annual retainer of $2,500. Interested Trustees do not receive any compensation for their service as

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Trustee. Because the Fund has recently commenced operations, the following compensation figures represent estimates for the current fiscal year:

Name of Person/Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(2) Paid to Trustees
R. Alastair Short Independent Trustee(3)	$16,167	None	None	$48,500
Thomas F. Mann Independent Trustee(3)	$15,333	None	None	$46,000
Julie Thomas Independent Trustee(3)(4)	$15,833	None	None	$47,500
Michael J. Weckwerth Interested Trustee	None	None	None	None
(1)Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(2)There is currently one other series comprising the Trust.
(3)Audit Committee member.
(4)Audit Committee chairman.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. The Fund will commence operations following the completion of the Reorganization on or about March 7, 2022. As of December 10, 2021, the following shareholders were considered to be principal shareholders of the Predecessor Fund:

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Investor Class Shares (formerly Class N Shares of the Predecessor Fund)
Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	27.45%	Record
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	26.06%	Record
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	13.87%	Record
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	7.16%	Record
Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K 8515 E Orchard Road 2T2 Greenwood Village, Colorado 80111	5.95%	Record

Institutional Class Shares (formerly Class I Shares of the Predecessor Fund)
Name and Address	% Ownership	Type of Ownership
National Financial Services LLC* For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	73.62%	Record
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.09%	Record

Class Z Shares (formerly Class Z Shares of the Predecessor Fund)
Name and Address	% Ownership	Type of Ownership
CF REIT Portfolio LLC 15 Old Danbury Road Wilton, Connecticut 06897	98.62%	Record

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* Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Predecessor Fund as of December 10, 2021, and therefore may be presumed to “control” the Predecessor Fund under the 1940 Act. Except for these persons or entities, to the knowledge of the Predecessor Fund, no entity or person “controlled” (within the meaning of the 1940 Act) the Predecessor Fund, or owned beneficially 25% or more of the outstanding shares of the Predecessor Fund, as of December 10, 2021. An entity or person that “controls” the Predecessor Fund could have effective voting control over the Predecessor Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Predecessor Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by Cromwell Investment Advisors, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286, pursuant to an investment advisory agreement (the “Advisory Agreement”). Brian Nelson is a control person of the Adviser. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund and performing oversight of the Fund’s sub-adviser as described below. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial two-year period, the Advisory Agreement continues in effect from year to year with respect to the Fund, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the Fund’s outstanding voting securities; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee which is calculated daily and paid monthly. For its services, the Fund will pay the Adviser a management fee that is calculated at the annual rate of 0.60% of its average daily net assets, to be paid monthly.

The Adviser may voluntarily agree to waive a portion of the management fees payable to it.

For the fiscal years indicated below, the Predecessor Fund paid AMG Funds LLC, the investment adviser to the Predecessor Fund, the following amounts of advisory fees pursuant to a previous advisory agreement between AMG Funds LLC and AMG Funds I, on behalf of the Predecessor Fund.

Fiscal Year Ended	Advisory Fee	Recoupment / (Waiver)*	Advisory Fee After Recoupment / (Waiver)
December 31, 2020	$982,532	$0	$982,532
December 31, 2019	$1,452,678	$0	$1,452,678
December 31, 2018	$1,533,220	$0	$1,533,220

*The Predecessor Fund’s investment adviser had arrangements whereby it received a cash payment from certain service providers that compensated for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services. Additionally, the Predecessor Fund’s investment adviser voluntarily agreed to waive or reimburse a portion of its

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management fee in the amount of the cash payments it received under these agreements, amounts which are reflected in the table as amounts waived/reimbursed. Such voluntary waiver or reimbursement was not recoverable .

Fund Expenses.
The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (exclusive of contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, extraordinary expenses, shareholder servicing fees and any other class-specific expenses) to 1.12%, 1.02% and 0.87% of average daily net assets for the Investor Class, Institutional Class and Class Z shares, respectively, through at least March 7, 2024. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

All fees waived and/or expenses reimbursed to (or repayments by) the Predecessor Fund for the three fiscal years ended December 31, 2020 were as follows:

Fiscal Year Ended December 31, 2020	$ 46,645
Fiscal Year Ended December 31, 2019	$ 0
Fiscal Year Ended December 31, 2018	$ 0

Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which will permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing the Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, a Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order is subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or material changes to sub-advisory agreements within 90 days of the change. There is no assurance the Order will be granted.

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The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest. However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

Investment Sub-Adviser
CenterSquare Investment Management LLC serves as the sub-adviser to the Fund (“CenterSquare” or the “Sub-Adviser”). CenterSquare, which is headquartered at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, is a Delaware limited liability company and is 100% owned by CenterSquare Investment Management Holdings LLC (“CSIM Holdings LLC”). The majority partners of CSIM Holdings include a private equity fund sponsored and managed by Lovell Minnick Partners LLC along with a limited liability company holding the investments of over 30 employees of CenterSquare. The Sub-Adviser is an employee-owned firm, with no one individual owning 25% or more of the Sub-Adviser’s voting securities. Subject to such policies as the Board of Trustees may determine, the Sub-Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

The Adviser provides investment management evaluation services by performing initial due diligence on the Sub-Adviser and thereafter monitoring the Sub-Adviser’s performance for compliance with the Fund’s investment objective and strategies, as well as adherence to its investment style. The Adviser also conducts performance evaluations through in-person, telephonic and written consultations. In evaluating the Sub-Adviser, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Adviser and ultimately recommending to the Board of Trustees whether its sub-advisory agreement should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust will apply for an exemptive order with respect to the Fund that will permit the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of the existing Sub-Adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.

The Adviser pays the Sub-Adviser out of the advisory fee paid by the Fund to the Adviser pursuant to the Advisory Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. For its services, the Adviser will pay the Sub-Adviser a management fee. The management fee paid to the Sub-Adviser is paid by the Adviser and not the Fund. The Fund is not responsible for the payment of the sub-advisory fees.

The investment adviser to the Predecessor Fund paid the Sub-Adviser out of its own pockets the following fees shown for the three years ended December 31, 2020:

Fiscal Year Ended December 31, 2020	$642,590
Fiscal Year Ended December 31, 2019	$888,842
Fiscal Year Ended December 31, 2018	$929,111

The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Adviser, the Custodian, the Administrator or the Fund’s transfer agent. Although the Sub-Adviser’s activities are subject to oversight by the Board of Trustees and the officers of the Trust, the Board of Trustees, the officers and

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the Adviser do not evaluate the investment merits of the Sub-Adviser’s individual security selections. The Sub-Adviser has complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolios that it manages, subject to the Fund’s investment objective, policies and limitations. The Fund’s portfolio is managed by several portfolio managers (each, a “Portfolio Manager”) as discussed in the Fund’s prospectus.

The manager of managers exemptive order, if received by the Trust, will permit the Fund to disclose, in aggregate, the sub-advisory fees paid to the Sub-Adviser by the Adviser. The exemptive order will apply to Sub-Advisers that are affiliated persons of the Trust or the Adviser (“Affiliated Sub-Advisers”).

Portfolio Managers
As disclosed in the Prospectus, Dean Frankel, CFA® and Eric Rothman, CFA® (the “Portfolio Managers”) are the portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below. Asset amounts have been rounded as of November 30, 2021:

Category of Account	Total Number of Accounts Managed*	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Dean Frankel
Registered Investment Companies	4	$920	0	$0
Other Pooled Investment Vehicles	5	$577	0	$0
Other Accounts	45	$5,991	5**	$874

Eric Rothman
Registered Investment Companies	3	$1,500	0	$0
Other Pooled Investment Vehicles	5	$388	0	$0
Other Accounts	4	$59	0	$0

*Each Portfolio Manager is a listed co-manager of multiple Registered Investment Company accounts. The accounts and their assets have been counted in the number and the total assets for both Portfolio Managers. The accounts and assets are thus duplicated in the totals.

** These accounts, which are a subset of the accounts in the totals columns, are subject to a performance-based advisory fee. Each of the five accounts has a different performance hurdle due to the specificity of the underlying mandate. Performance for fee purposes is measured on a one-year period from the anniversary of account inception and is always measured pre-tax.

Portfolio Manager Compensation

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CenterSquare’s compensation structure is comprised of base pay and annual incentive compensation. Individuals’ packages are designed with the appropriate component combinations to match specific positions.

•Base pay: salary is competitive and base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.
•Annual Cash Bonus: the annual cash bonus plan is based on individual performance, including individual contribution to meeting business unit goals, career development goals and adherence to corporate values. The annual cash bonus plan pool is computed based on the profitability of the firm.
•Equity Treasury Units: management has reserved treasury units to incentivize new employees and potentially to award to existing employees based on a number of factors including exemplary performance and contributions to the company.

CenterSquare utilizes a comprehensive evaluation system for evaluating all of its professionals. For investment professionals, specific performance targets are established as goals for each calendar year. When evaluating contributions to investment performance, CenterSquare looks at performance on both an annual and rolling 3-year basis. Achieving the performance target objective is the single most important goal for senior investment professionals and may represent 30-60% of their overall performance evaluation score. The investment performance portion of the employee evaluation is based on excess return relative to the benchmark. For certain individuals, regional and property type relative performance is measured.

In addition to evaluating investment performance, CenterSquare establishes specific annual goals for each individual and assesses every individual based on standard factors that reflect the firm’s values, strategic objectives and culture. Specific goals may include personal training objectives, project-specific goals, adoption of new responsibilities, and development of new products/strategies/techniques/personnel. Broader firm-wide factors include risk management, compliance and ethics, client focus, trust, teamwork, overall outperformance, global competency, development of strategic relationships and corporate inclusion.

CenterSquare does not have a current deferred bonus compensation plan. However, as part of the acquisition of RCG Longview Management, LLC (“RCG”) in 2019, CenterSquare assumed restricted cash and related deferred incentive liabilities relating to RCG’s legacy deferred compensation plan. There are no new awards to be made under this plan and CenterSquare will administer the remaining deferred payouts under the plan. The remaining awards vest over the next 2 years. In order to align the interests of its employees with the strategic goals of the firm, over 30 employees invested in the firm upon the separation from CenterSquare’s former parent company in 2018. As part of this investment, employees have certain economic ownership interests that vest over time. Additionally, employees have the ability to invest, with carried interest ownership, in various private funds sponsored by the firm.

CenterSquare’s total compensation pool is determined based on CenterSquare profitability. Allocation of awards to employees are ultimately determined based on a combination of factors, including seniority, job responsibilities, and current year performance. CenterSquare also understands that employee satisfaction is not based solely on financial rewards. Considerable attention is placed on creating an environment where employees are challenged and provided opportunities to grow their careers.

Material Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and

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allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest, that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of the Sub-Adviser or its employees, the Sub-Adviser has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses avoidance of conflicts of interest; policies included in the Code of Ethics including the Personal Security Trading Policies, which addresses personal security trading and requires the use of approved brokers; Trade Allocation/Aggregation Policy, which addresses fairness of trade allocation to client accounts, and the Proxy and Trade Error Policies, which are designed to prevent and detect conflicts when they occur. The Sub-Adviser reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Ownership of Securities in the Fund by the Portfolio Managers
As of November 30, 2021, the Portfolio Managers beneficially owned shares of the Predecessor Fund as shown below:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dean Frankel	None
Eric Rothman	$1 to $10,000
Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration agreement (the “Administration Agreement”) between the Trust and Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Fund’s administrator. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

Prior to March 7, 2022, the Predecessor Fund made no payments to Fund Services, because it was serviced by AMG Funds LLC—a different administrator.

For the fiscal years indicated below, the Predecessor Fund paid the following fees to AMG Funds LLC, the Predecessor Fund’s administrator:

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Administration Fees Paid During Fiscal Years Ended December 31,
2020	2019	2018
$245,633	$363,170	$383,305

Custodian
U.S. Bank National Association, an affiliate of Fund Services (the “Custodian”), serves as the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust.The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Funds’ legal counsel.

Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania, 19103, serves as the Fund’s independent registered public accounting firm.

Distribution and Servicing of Fund Shares

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

After an initial two-year period, the Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Arrangements
Under a Distribution Agreement between the Trust and the Distributor (the “Distribution Agreement”), the Distributor serves as the principal distributor and underwriter for the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation

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arrangements discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Fund’s Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to the Distributor shall be borne by the Adviser or an affiliate of the Adviser as agreed-upon between the Distributor and the Adviser from time to time. The Distributor is not obligated to sell any specific amount of shares of the Fund.
The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement remains in effect for an initial two-year term from the date of its execution and thereafter from year to year, provided that each such continuance is specifically approved at least annually (i) by vote of the Trustees of the Trust and (ii) by vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, cast at a meeting called for the purpose of voting on the Distribution Agreement, as required by applicable law.
For sales of Fund shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made only by the Distributor or its affiliates out of their own assets.
Sub-Accounting Service Fees
In addition to the fees that the Fund may pay to its Transfer Agent, the Board of Trustees has authorized the Fund to pay service fees to certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub‑administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents, up to 0.25% for Investor Class shares and 0.15% for Institutional Class shares. Class Z shares do not impose shareholder servicing fees.

Unless the Fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, a sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser, together with the Sub-Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser and the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and the Sub-Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given

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to those broker-dealers that furnish or supply research and statistical information to the Adviser and the Sub-Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser and the Sub-Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser and the Sub-Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser and the Sub-Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its regular broker-dealers that the Fund has acquired during its most recent fiscal year. During the fiscal year ended December 31, 2020, the Predecessor Fund did not acquire any such securities.

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker-dealer because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. During the fiscal year ended December 31, 2020, the Predecessor Fund had no such transactions.

The following table shows the amounts paid by the Predecessor Fund in brokerage commissions for the fiscal years indicated below:

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Brokerage Commissions Paid During Fiscal Year Ended December 31,
2020	2019	2018
$268,710	$258,247	$318,833

Brokerage Recapture Arrangements
The Fund has entered or may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best price and execution, the Sub-Adviser may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Fund and not to expenses of the Adviser or the Sub-Adviser.

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser and the Sub-Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

The following table shows the portfolio turnover rates for the Predecessor Fund for the fiscal years indicated below:

Portfolio Turnover During Fiscal Year Ended December 31,
2020	2019
131%(1)	76%
(1)The increase in the Fund’s portfolio turnover rate from 2019 to 2020 is attributable to CenterSquare taking advantage of invested opportunities presented by the increased market volatility brought on by COVID..

Code of Ethics
The Trust, the Adviser and the Sub-Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Adviser’s Code of Ethics permits, subject to certain conditions, personnel of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Trust or the Adviser.

Proxy-Voting Procedures
The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which has delegated to the Sub-Adviser, subject to the Board of Trustee’s continuing oversight the responsibility for voting proxies. The Proxy Policies require that the Sub-Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Sub-Adviser to present to the Board of Trustees, at least annually, the Sub-Adviser’s Proxy Policies and a record of each proxy

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voted by the Sub-Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Sub-Adviser as involving a conflict of interest.

In the event of a conflict between the interests of the Sub-Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The Fund’s actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-855-625-7333 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Michael L. Ceccato has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Sub-Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:

•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as Morningstar, Bloomberg and Thomson Reuters), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;
•the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, Sub-Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees,

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proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Fund;
•the disclosure is made by the Sub-Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities or so that such brokers can provide the Sub-Adviser with natural order flow;
•the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Fund’s portfolio holdings.

The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the full Board of Trustees or its authorized committee.

The Fund will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month by posting this information on the Fund’s website. The Trust’s CCO may designate an earlier or later date for public disclosure of the Fund’s portfolio holdings. In addition, the Fund (i) may disclose the top 10 portfolio holdings at any time following the disclosure of portfolio holdings and (ii) may disclose statistical information regarding the Fund’s portfolio allocation characteristics on or about 10 business days after each month-end, or may disclose such information if it is derived from publicly available portfolio holdings, in each case, by posting the information on the Fund’s website. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Part F of Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Any suspected breach of this policy must be reported immediately to the Trust’s CCO, or to the chief compliance officer of the Adviser who is to report it to the Trust’s CCO. The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

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Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Sub-Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

Each equity security owned by the Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued or, lacking any reported sales, at the mean between the most recent bid and asked price. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and the asked prices will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ will be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved pricing service (“Pricing Service”).

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accrued or amortized using the constant yield method until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

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How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Investors wishing to purchase Fund shares should contact the Fund toll free at 1-855-625-7333. If you are purchasing shares through a Financial Intermediary, you must follow the procedures established by your Financial Intermediary. Your Financial Intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your Financial Intermediary holds the shares in your name and receives all confirmations of purchases and sales.

Shares are purchased at the next calculated NAV, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

The Adviser reserves the right to reject any initial or additional investments.

How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

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The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in Kind
The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of securities received in kind may generate taxable gains.
Federal Income Tax Matters

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax advisor before investing.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each taxable year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all Fund level taxes. If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies; and (3) net income derived from an interest in a qualified publicly traded partnership. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no assurance that future Treasury Regulations will not come to a different conclusion or that the Fund will satisfy all requirements to be taxed as a RIC.

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Furthermore, the Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year end, subject to an increase for any shortfall in the prior year’s distribution. The Fund has a Section 4982(e)(4) election currently in effect. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund. Net capital losses not used during any year may be carried forward indefinitely until used, and will retain their character as short-term or long-term. The Fund may also elect to defer certain losses for tax purposes.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-corporate or corporate shareholders as applicable, cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a

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shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale or redemption of Fund shares, whether for cash or in kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale or redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions. Pursuant to the election, the Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i)  include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund’s transactions, if any, in forward contracts, options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These provisions could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out). This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may

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have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or other taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a tax withholding at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the United States. This withholding rate may be lower under the terms of a tax treaty or convention.

Foreign Income Tax. Investment income received, and gains realized, by the Fund from sources within foreign countries may be subject to foreign income tax withholding at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other form(s) to receive the benefit of the reduced tax rate; whether or when the Fund will receive a tax reclaim is within the control of the individual country. Information required on those forms may not be available, such as certain shareholder information; therefore, the Fund may not receive one or more reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements that also may cause the Fund to not receive one or more reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on the sale or other disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested in various countries is not known.

The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities. The Fund will notify you if it is eligible to and makes such an election.

Taxation of the Fund’s Investments
Certain Debt Obligations; Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by the Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income, if any, required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium—see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full

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repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the acquisition discount or OID in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by selling of portfolio obligations including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than if the Fund had not held such obligations.

Securities Issued or Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price)—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortizable premium.

Junk Bonds. To the extent such investments are permissible, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. If the Fund invests in high-yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high-yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

REITs. Any investment by the Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate

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dividends-received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders,” below).

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends-received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

Mortgage-Related Securities. The Fund may invest directly or indirectly (e.g., through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”), including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund, if investing in such interests, may not be a suitable investment for charitable remainder trusts (see “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Options, Futures, Foreign Currencies, Forward Contracts, Swap Agreements, and Other Derivatives. The Fund’s use of options contracts, futures contracts, foreign currency forward contracts, swaps and other derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to sell other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives might also affect the amount, timing, or character of the Fund’s distributions. The character of the Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether

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the Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a Fund-level tax.

Certain of the Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, forward contracts, swaps, credit default swaps, short sales, securities loans or other similar transactions and foreign securities. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund, if any, in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by the Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

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The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The consequences to the Fund of certain transactions under the straddle rules remain unclear.

Foreign Currency Transactions and Hedging. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, the Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income, if any. If such a difference arises, and the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, if any, the distribution, if any, of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. In the alternative, if the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, if any, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund were otherwise to meet the requirements described in “Foreign Taxes,” below.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to the Fund’s shareholders. However, in certain circumstances, the Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing

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fund” (i.e., make a “QEF” election), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If the Fund indirectly invests in PFICs by virtue of the Fund’s investment in underlying U.S. funds, it may not make such elections; rather, the underlying U.S. funds directly investing in PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” See “Federal Income Taxation of Shareholders,” below.

Investments in Other RICs. The Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC. If the Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the “dividends-received deduction,” then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. (Qualified dividend income and the dividends-received deduction are described below.)

Taxation of Certain Investments. Including as described above, certain of the Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such investments. The character of the Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund.

Foreign Taxes. Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s return on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance because the amount of the Fund’s assets to be invested within various countries is not known. Shareholders generally will not be entitled separately to claim a credit or deduction with respect to foreign taxes incurred by the Fund. If shareholders are not so entitled, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld. Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

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Distributions
The Fund will receive income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long‑term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any capital loss carryforward), will comprise part of net investment income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long‑term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long‑term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the Fund shares may have been held by the shareholder. Net capital losses realized by the Fund may be carried forward indefinitely, and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional Fund shares unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing, by telephone at 1-855-625-7333 (toll-free) or by contacting an Authorized Intermediary. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

Cost Basis Reporting
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, by such shareholders (“covered shares”) when the shareholder sells or redeems such shares. This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other entities and governmental bodies (“non-covered shares”). The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a capital gain or loss. If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of covered shares and has made multiple purchases of covered shares on different dates at differing NAVs. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved

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cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The financial statements of the Predecessor Fund and the Predecessor Fund’s independent registered public accounting firm’s report appearing in the Predecessor Fund’s Annual Report for the fiscal year ended December 31, 2020 are incorporated herein by reference. The Fund’s unaudited financial statements for the fiscal period ended June 30, 2021 are incorporated herein by reference to the Predecessor Fund’s 2021 Semi-Annual Report.

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APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY
S&P GLOBAL RATINGS AND MOODY’S INVESTORS SERVICE, INC.
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Sub-adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.
Moody’s Investors Service
Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Global Long-Term Rating Scale
Aaa:    Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:    Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:    Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:    Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

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Ba:    Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:    Obligations rated B are considered speculative and are subject to high credit risk.
Caa:    Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:    Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:    Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Rating Scale
P-1:    Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2:    Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3:    Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP:    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1:    This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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MIG 2:    This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3:    This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG:    This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1:    This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2:    This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3:    This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG:    This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings
Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

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Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings*
AAA:    An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA:    An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A:    An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB:    An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB; B; CCC;
CC; and C:    Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB:    An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B:    An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC:    An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC:    An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C:    An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D:    An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are

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not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
* Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1:    A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2:    A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3:    A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B:    A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C:    A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D:    A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
SPUR (S&P Underlying Rating)
A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
Municipal Short-Term Note Ratings

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An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:
•Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal short-term note rating symbols are as follows:
SP-1:    Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2:    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3:    Speculative capacity to pay principal and interest.
D    'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
Active Qualifiers (Currently applied and/or outstanding)
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L:    Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.
p:    This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim:    Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate

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documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t:    This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir:    This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (No longer applied or outstanding)
*:    This symbol indicated that the rating was contingent upon S&P Global Ratings' receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c:    This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.
G:    The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.
pi:    This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain.

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Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.
pr:    The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q:    A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r:    The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Local Currency and Foreign Currency Ratings
S&P Global Ratings' issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

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APPENDIX B

Proxy Voting Policy

Policy Effective Date: December 1, 2019

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Introduction
Pursuant to the adoption by the Securities and Exchange Commission of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (1) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (2) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (3) the adviser discloses to the clients how they may obtain information on how the adviser voted their proxies. This privacy policy (“Proxy Voting Policy”) documents the Sub-Adviser’s proxy voting policies and procedures.

Proxy Committee
CenterSquare’s Proxy Committee (“Proxy Committee”) is responsible for overseeing the proxy voting process and for establishing and maintaining the Proxy Voting Policy, which is reviewed and updated annually. The Proxy Committee is comprised of the Chief Operating Officer, Director – Head of Securities Operations, and designated members of CenterSquare’s investment teams. CenterSquare's Compliance team will participate as a non-voting member of the Committee. At a minimum, the Proxy Committee will meet no less than annually to review and update the Proxy Voting Policy, if necessary, and to review other proxy voting topics as needed.

Policy Details
As a registered investment adviser, CenterSquare has a fiduciary duty to act solely in the best interest of its clients. This duty requires CenterSquare to vote proxies in a timely manner and make voting decisions that are in the best interests of its clients. All proxies received by CenterSquare are voted in accordance with these procedures and are intended to comply with Rule 206(4)-6 of the Act. This Proxy Voting Policy applies only to those Sub-Advisory clients who in their investment advisory contract have chosen to have us vote their proxies. At account start-up, upon amendment of an investment advisory agreement (“IMA”) or upon a letter of instruction, the applicable client IMA is reviewed to determine whether CenterSquare has authority to vote client proxies. As a UNPRI Signatory, CenterSquare has chosen to use the Institutional Shareholder Services (“ISS”) Sustainability Proxy Voting Guidelines as the default proxy policy for its clients. A client of CenterSquare may elect to use other ISS general or customized proxy voting guidelines through ISS. However, CenterSquare does not attempt to reconcile individual client proxy policies to the ISS Sustainability policy. A client may change their proxy-voting decision at any time. Clients who have delegated voting responsibilities to CenterSquare with respect to their account may direct CenterSquare to vote in a particular manner for a specific ballot. CenterSquare will use reasonable efforts to vote according to the client’s request in these circumstances, however our ability to implement such voting instructions will be dependent on operational matters such as the timing of the request.

A.Retention and Oversight of Proxy Service Provider
CenterSquare’s proxy voting policies and procedures are intended to meet the objective to act in its clients’ best interests. The sheer number of proxy votes related to client holdings makes it impossible for CenterSquare to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, CenterSquare has retained an independent third party service provider, ISS, to analyze proxy issues, provide proxy research and recommendations on how to vote those issues, provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

CenterSquare monitors the capacity, competency, and conflicts of interest of ISS to ensure that CenterSquare continues to vote proxies in the best interest of its clients. On an annual basis, CenterSquare conducts a due diligence review of ISS regarding their proxy voting services as part of its investment advisory duty to perform oversight over the proxy voting firm. This review includes updates and discussion over the following areas of ISS:

•Firm level initiatives and status updates

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•Research process
•Legal and Compliance
•Conflicts of Interest
•Information security and IT security controls

B.Decision Methods
ISS’ Global Voting Principles, launched in December 2013, provide for four key tenets on accountability, stewardship, independence, and transparency, which underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies.1 ISS uses a bottom-up policy formulation process which collects feedback from a diverse range of market participants through multiple channels including an annual Policy Survey. The ISS Policy Board uses the input to develop its draft policy updates each year. Before finalizing these updates, ISS publishes draft updates for an open review and comment period. Beginning in 2008, all comments received are posted verbatim to the Policy Gateway, in order to provide additional transparency into the feedback ISS has received. Final updates are published in November, to apply to meetings held after February of the following year. ISS research analysts apply more than 400 policies to shareholder meetings. As part of the research process, ISS analysts interact with company representatives, institutional shareholders, shareholder proponents and other parties to gain deeper insight into key issues.2 ISS reviews and updates their proxy polices on an annual basis. The ISS Policy Information is located under Policy Gateway at https://www.issgovernance.com

.When determining whether to invest in a company, one of the many factors CenterSquare may consider is the quality and depth of the company’s management. As a result, CenterSquare believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, votes are cast in accordance with the recommendations of the company’s management. CenterSquare reviews all ballot items where ISS is recommending voting against the management of the issuer. Generally, CenterSquare will not override the ISS specific policy vote recommendations but reserves the right to change that vote when a CenterSquare's Portfolio Manager disagrees with an ISS recommendation and feels it is in the best interest of all clients to change the proxy vote. CenterSquare's Compliance (“Compliance”) is notified when an override of the ISS vote is proposed by CenterSquare's Portfolio Manager. Compliance will ascertain that appropriate justification for the override is reasonable and appropriately documented in the ISS voting records prior to the actual proxy vote. A rationale of our decision is noted within the ISS system when we override ISS’ specific policy recommendation and is included in the ballot summary reports. Proxy voting reports are available to clients upon request. For clients that have provided CenterSquare's authority to vote proxies and have not otherwise selected other ISS general or customized proxy voting guidelines, proxy voting will be made on behalf of all client accounts in accordance with ISS Sustainability Proxy Voting Guidelines.

C.CenterSquare's Conflicts of Interest
In certain instances, a conflict of interest may arise when CenterSquare votes a proxy. CenterSquare will deem to have a potential conflict of interest when voting proxies including, but not limited to, one or more of the following:

•CenterSquare or one of its affiliates manages assets for that issuer or an affiliate of that issuer and also recommends that its other client’s investment in such issuer’s securities.
•A director, trustee or officer of the issuer or affiliate of the issuer is an employee of CenterSquare or a director of CenterSquare or its affiliates, or a fund sub-advised by CenterSquare.
•CenterSquare is actively soliciting that issuer or an affiliate of the issuer as a client
•A director or executive officer of the issuer has a personal relationship with a member of the relevant investment team or other employee of CenterSquare that may affect the outcome of the proxy vote.

Each person who serves as a proxy administrator (“Proxy Administrator) as further defined below, is a member of an investment team, or serves on the Proxy Voting Committee shall, on at least an annual basis, certify:

•a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict and;

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•They have not been unduly influenced by an issuer or other third party to vote in a particular manner.

In situations where CenterSquare perceives a material conflict of the interest, the conflict is reported to the Chief Compliance Officer. It is expected that CenterSquare will abstain from making a vote decision and allow ISS to vote to mitigate the material conflict of interest.

D.Securities Lending
Some clients have, at their discretion, elected to participate in security lending programs. CenterSquare is unable to vote securities that are on loan under these types of arrangements.
E.Decisions not to Vote Proxies
CenterSquare fully recognizes its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations. CenterSquare will therefore attempt to process every vote it receives for all domestic and foreign proxies. There may be situations in which CenterSquare cannot vote proxies. For example, the client or custodian does not forward the ballots in a timely manner.

Proxy voting in certain countries requires shareblocking. Shareblocking in general refers to restrictions on the sale or transfer of securities between the execution of the vote instruction and the tabulation of votes at the shareholder meeting. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client’s custodian bank. The blocking period may last from several days to several weeks depending upon the market, the security and the custodian. CenterSquare believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. In order to preserve the account’s liquidity, CenterSquare will generally instruct ISS to “DO NOT VOTE” these shares.

Proxies relating to foreign securities may also be subject to additional documentation. Such documentation may be difficult to obtain or produce as a condition of voting or requires additional costs that generally outweigh the benefit to be gained by voting. Therefore, in some cases, those shares will not be voted.

F.Reporting
ISS provides CenterSquare on-line access to client proxy voting records. A summary of the proxy votes cast by CenterSquare is available to clients upon request for their specific portfolio. Due to confidentially and conflict of interest concerns, CenterSquare does not disclose to third parties how it votes client proxies.
CenterSquare’s proxy voting policies are disclosed in Form ADV Part 2A. A copy of this Proxy Voting Policy and the ISS Proxy Voting Guidelines is available to our clients, without charge, upon request. All requests may be sent to Liz Conklin, Director, Head of Securities Operations, CenterSquare Investment Management LLC, 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462 or at lconklin@CenterSquare.com.
G.Proxy Administration and Recordkeeping
Members of CenterSquare’s securities operations department are responsible for the administration (“Proxy Administrator”) of the proxy voting process. Both ISS and the client’s custodian monitor corporate events for CenterSquare. CenterSquare gives an authorization and letter of instruction to the client’s custodian who then forwards proxy material it receives to ISS so that ISS may vote the proxies. On a regular basis, CenterSquare sends ISS an updated list of client accounts and the security holdings in those accounts so that ISS can update its database and is aware of which proxies it will need to vote.

The Proxy Administrator is responsible for:
•monitoring reports identifying pending meetings and due dates for ballots

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•monitoring reports to ensure that clients are coded to the appropriate ISS policy,
•ensuring ballots are voted according the ISS policy assigned to the client,
•monitoring for share blocking ballots
•monitoring reports for votes against management
•reviewing user access and new / close account setups
•performing vote overrides as required by Portfolio Managers and document changes and rationale for each vote override

CenterSquare or ISS also maintains the following records:

•ballot summary reports for each client indicating which ballots were votes, number of shares voted, description of the proposal, how the shares were voted and the date on which the proxy was returned, and the policy applied
•ballot summary reports for vote overrides with the Portfolio Managers rationale
•meeting-level statistical reports
•copy of each proxy statement received, provided that no copy needs to be retained of a proxy statement found on the SEC’s EDGAR website

H.Compliance Oversight
CenterSquare's Compliance is responsible for testing compliance with the firm’s proxy voting policies and procedures set forth in this Proxy Voting Policy. As part of its annual testing program, CenterSquare's Compliance testing procedures relating to proxy voting include:

•annual review of the Proxy Voting Policy
•annual review of proxy voting policies and procedures described in the firm’s ADV Form Part 2A
•sampling of proxy voting records to ensure voting was complete in the best interest of clients and in accordance with the ISS Sustainability Proxy Voting Guidelines
•sampling of proxy vote overrides and review of documentation supporting such overrides
•participate in and review of the firm’s annual due diligence over the third-party proxy voting firm, ISS

1 https://www.issgovernance.com/policy-gateway/iss-global-voting-principles/
2 https://www.issgovernance.com/policy-gateway/policy-formulation-application/

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PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VIII of the Registrant’s Amended and Restated By-Laws. In addition, the Wisconsin Business Corporation Law requires the Registrant to indemnify each of its officers and directors against liability incurred by the officer or director in any proceeding to which the officer or director was a party because he or she is an officer or director, unless liability was incurred because the officer or director breached or failed to perform a duty owed to the Registrant and the breach or failure to perform constitutes (i) a willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the officer or director has a material conflict of interest; (ii) a violation of criminal law, unless the officer or director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that it was unlawful; (iii) a transaction from which the officer or director derived an improper personal profit, or (iv) willful misconduct.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suits or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 16. Exhibits

See “Exhibit Index.”

Item 17. Undertakings

1.The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 through an amendment to this registration statement within a reasonable time after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Milwaukee and State of Wisconsin on the 29th day of December, 2021.

TOTAL FUND SOLUTION

By: /s/ Michael J. Weckwerth
Michael J. Weckwerth
President

As required by the Securities Act of 1933, as amended, this this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title
/s/ Michael J. Weckwerth Michael J. Weckwerth	President, Chairperson and Interested Trustee
/s/ R. Alastair Short* R. Alastair Short	Independent Trustee
/s/ Thomas F. Mann* Thomas F. Mann	Independent Trustee
/s/ Julie T. Thomas* Julie T. Thomas	Independent Trustee
/s/ Michael J. Cyr Michael J. Cyr	Treasurer and Principal Financial and Accounting Officer
* By: /s/ Elaine E. Richards Elaine E. Richards * Attorney-in-Fact pursuant to Power of Attorney previously filed.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(1.a)	Certificate of Trust	Filed August 9, 2021, on Form N-1A
(1.b)	Amended and Restated Agreement and Declaration of Trust	Filed November 12, 2021, on Form N-1A
(2)	Registrant’s By-Laws	Filed August 9, 2021, on Form N-1A
(3)	None
(4)	Agreement and Plan of Reorganization		Filed as Appendix A to this Combined Proxy Statement and Prospectus
(5)	Instruments Defining Rights of Security Holders	Incorporated by Reference to the Articles of Incorporation and By-Laws
(6.a)	Form of Investment Advisory Agreement	Filed November 23, 2021, Post-Effective Amendment No. 1 to Form N-1A
(6.b)	Form of Investment Sub-Advisory Agreement	Filed November 23, 2021, Post-Effective Amendment No. 1 to Form N-1A
(7.a)	Form of Distribution Agreement	Filed November 23, 2021, Post-Effective Amendment No. 1 to Form N-1A
(8)	None
(9.a)	Form of Custody Agreement	Filed November 12, 2021, Pre-Effective Amendment No. 1 to Form N-1A
(10.a)	Form of Distribution and Shareholder Servicing Plan	N/A
(10.b)	Form of Rule 18f-3 Plan	Filed November 23, 2021, Post-Effective Amendment No. 1 to Form N-1A
(11.a)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP regarding the validity of shares to be issued by the Registrant	Filed November 24, 2021, to Form N-14
(11.b)	Opinion of Stradley Ronon Stevens & Young, LLP regarding certain tax matters		X
(13.a)	Form of Fund Servicing Agreement	Filed November 12, 2021, Pre-Effective Amendment No. 1 to Form N-1A
(14.a)	Consent of Independent Registered Public Accounting Firm (PwC)		X
(14.b)	Consent of Independent Registered Public Accounting Firm (BBD)		X
(15)	None
(16.a)	Power of Attorney	Filed November 24, 2021, to Form N-14
(17)	Proxy Card		X
__________